Exhibit 10.8
EXECUTION VERSION
SECOND AMENDMENT AGREEMENT
Dated as of August 14, 2008
by and among
RESIDENTIAL FUNDING COMPANY, LLC,
as Borrower,
GMAC MORTGAGE, LLC,
as Borrower,
RESIDENTIAL CAPITAL, LLC AND CERTAIN OTHER
AFFILIATES OF THE BORROWERS PARTY HERETO,
as Guarantors or Obligors,
and
GMAC LLC,
as Initial Lender and as Lender Agent

     This SECOND AMENDMENT AGREEMENT (this “Agreement”) dated as of August 14, 2008 (the “Amendment Effective Date”), is by and among Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage”, and together with RFC, each a “Borrower” and collectively, the “Borrowers”), Residential Capital, LLC and the other Affiliates of the Borrowers party hereto as Guarantors (each, a “Guarantor”), the Affiliates of the Borrower party hereto as Obligors (each, an “Obligor”) and GMAC LLC, a Delaware limited liability company, in its capacity as Initial Lender and as agent for the Lenders (in such capacity, the “Lender Agent”).
     Reference is hereby made to the Loan Agreement dated as of June 4, 2008 among the Borrowers, the Guarantors, the Initial Lender, the Lender Agent, the various other parties signatory thereto as obligors and Wells Fargo Bank, N.A (as amended and modified by the deletion and joinder of parties prior to the date hereof and as amended through July 29, 2008, the “Loan Agreement”).
RECITALS
     1. Each of the parties hereto is a party to the Loan Agreement.
     2. The parties hereto desire to make certain amendments to the Loan Agreement to reflect, among other things, the entry of certain parties to the Loan Agreement into certain swap transactions.
     3. Each of the parties hereto, by its signature hereto, hereby acknowledges, consents and agrees to the changes set forth herein.
     4. In consideration of the premises and mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINED TERMS
     SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Loan Agreement.
ARTICLE II
AMENDMENTS TO THE AFFECTED DOCUMENTS
     SECTION 2.1 Amendments to the Loan Agreement. Each of the parties hereto hereby consents and agrees that the Loan Agreement shall be amended as of the Amendment Effective Date as follows: .
     (a) Section 2.03(a) of the Loan Agreement is hereby amended by:
               (i) replacing the phrase “or one Business Day prior to any subsequent Funding Date (in the case of any subsequent Revolving Loans)” with the phrase “, on the
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requested Funding Date (in the case of MTM Revolving Loans) or one Business Day prior to the requested Funding Date (in the case of any subsequent Revolving Loans which are not MTM Revolving Loans)”;
               (ii) replacing the phrase “in an aggregate minimum amount of $25,000,000” with the phrase “in an aggregate minimum amount (unless it is a MTM Revolving Loan) of $25,000,000”;
               (iii) replacing the phrase “the aggregate amount of Revolving Loans requested for Funding Dates in any period of ten (10) consecutive Business Days” with the phrase “the aggregate amount of Revolving Loans (other than MTM Revolving Loans) requested for Funding Dates in any period of ten (10) consecutive Business Days”;
               (iv) Replacing the “and” immediately prior to “(iii)” and replacing it with a comma; and
               (v) adding the new clause “and (iv) to the extent of any Prepayment Amounts which have been prepaid and not reborrowed, the proceeds of any Revolving Loans must be immediately applied to purchase or otherwise fund Reinvestment Collateral designated as new Primary Collateral and/or designated as Retained Proceeds by the Borrowers”.
     (b) Section 2.03(c) of the Loan Agreement is hereby amended and restated to read as follows:
“With respect to any Funding Date which is not a Monthly Settlement Date and as a condition to the advance of any Revolving Loans relating to such Funding Date, the Borrowers shall deliver, on the Business Day prior to such Funding Date to the Lender Agent an Interim Borrowing Base Report including the Adjusted Borrowing Base as of the Interim Reporting Date specified in such Interim Borrowing Base Report.”
     (c) Section 2.04(e) of the Loan Agreement is hereby amended by replacing the phrase “the Borrowing Base” with the phrase “the Borrowing Base or Adjusted Borrowing Base (as applicable)”.
     (d) Section 2.04(f) of the Loan Agreement is hereby amended and restated to read as follows:
“The Borrowers shall deliver Interim Borrowing Base Reports as required pursuant to Section 2.03(c) and, for the purpose of preparing each such Interim Borrowing Base Report, the Borrowers shall calculate the Adjusted Borrowing Base as of the applicable Interim Reporting Date. On or following each Funding Date, the Borrowers shall calculate the Adjusted Borrowing Base as of such Funding Date and notify the Lender Agent of the results of such calculation. The Borrowers shall notify the Lender Agent if at any time they determine that on any day the Outstanding Aggregate Loan Amount as of such day exceeded the Adjusted Borrowing Base as of such day.”
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     (e) The first two sentences of Section 2.05 of the Loan Agreement are hereby deleted and replaced with the following:
“Interest shall accrue on each Revolving Loan and Term Loan prior to its maturity for each day during the related Interest Period at a rate equal to (a) the sum of (x) the applicable LIBOR Rate for such Interest Period and (y) the Applicable Margin, divided by (b) 360 days. Interest shall accrue on the Loans after their maturity (whether by acceleration or otherwise) and on any other amount not paid when due under the Facility Documents (including without limitation any prepayment due under Section 2.08(b)) for each day during a related Interest Period at a rate equal to (a) the Default Rate, divided by (b) 360 days. Interest shall be payable (i) in arrears with respect to each Interest Period through the final day of each Interest Period (regardless of whether such day is a Business Day), such amount to be payable on the first Business Day following the end of such Interest Period, (ii) on the applicable Loan Repayment Date, (iii) with respect to interest accrued and unpaid with respect to any outstanding principal on the Loans which is repaid or prepaid, on the dates specified in clauses (i) and (ii) above, on the 10th Business Day of each calendar month and, if the aggregate accrued and unpaid interest with respect to such repaid or prepaid principal equals or exceeds $250,000 after giving effect to any repayment or prepayment, the date of such payment or prepayment, or (iv) on that portion of Loans the maturity of which is accelerated pursuant to Section 8.02, immediately upon such acceleration.”
     (f) Section 2.08(b) of the Loan Agreement is hereby amended and restated to read as follows:
     ”(b) If, on any Business Day (a “Borrowing Base Shortfall Day”), the Outstanding Aggregate Loan Amount on such day exceeds the Adjusted Borrowing Base on such day by an amount equal to or greater than $250,000 (such circumstance, a “Borrowing Base Deficiency”), the Borrowers shall, within one (1) Business Day after the Borrowing Base Shortfall Day, jointly and severally repay outstanding Loans in an amount equal to the amount of the Borrowing Base Deficiency; provided, however, that to the extent a Borrowing Base Deficiency results from a write-off of the Collateral Value of any Primary Collateral in accordance with ResCap’s standard valuation practices applied to its assets as a whole as then in effect (such valuation practices to be consistent with the methodology used in the preparation of ResCap’s GAAP financial statements), the obligation of the Borrowers to repay outstanding Loans pursuant to this sentence will be reduced by the Collateral Value of any Eligible Assets not otherwise constituting Primary Collateral which the Borrower designates as Primary Collateral on the applicable Borrowing Base Shortfall Day by written notice to the Lender Agent or in the related Repayment Notice (any such collateral, “Substitute Collateral”). The Borrowers shall deliver a Repayment Notice with respect to each repayment of outstanding Loan amounts and/or designation of Substitute Collateral made pursuant to this paragraph by 1:00 p.m. (New York time) on the day such repayment is due.
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     The parties shall cause the Valuation Agent (i) at approximately 3:00 p.m. New York City time on each Valuation Date, to calculate the MTM Amount and the Hedge Support Requirement, and (ii) to report to the Initial Lender, ResCap, the Lender Agent and the ResCap Counterparty such MTM Amount and the Hedge Support Requirement no later than 6:00 p.m. New York City time on such Valuation Date. If, on any Valuation Date (which is not a Funding Date or a Borrowing Base Shortfall Day) the MTM Amount is equal to or greater than the Minimum Adjustment Amount, the Borrowers shall, within one (1) Business Day after such Valuation Date, jointly and severally repay outstanding Loans in an amount equal to the amount of the MTM Amount as of such Valuation Date.”
     (g) The first sentence of Section 2.10(b) of the Loan Agreement is hereby amended by deleting clause (i) of the proviso thereto and substituting the following:
     “(i) immediately after giving effect to such reduction, the Aggregate Commitment Amount as so reduced shall not be lower than the sum of the Outstanding Aggregate Loan Amount plus the Hedge Support Requirement.”
     (h) Section 4.02(a) of the Loan Agreement is hereby amended by replacing the phase “Collateral Dispositions of Primary Collateral” with the phrase “Collateral Dispositions”.
     (i) Section 4.03 of the Loan Agreement is hereby amended by replacing the phrase “material bank and securities accounts” with the phrase “material U.S. located bank and securities accounts”.
     (j) Section 7.01(n) of the Loan Agreement is hereby amended by replacing the phrase “Collateral Dispositions of Primary Collateral” with the phrase “Collateral Dispositions” each time it occurs therein.
     (k) Section 7.02(e) of the Loan Agreement is amended and restated to read as follows:
“ResCap shall not, and shall not permit the ResCap Counterparty to, (i) reduce the notional amount of any Hedge Transaction, (ii) terminate in whole or in part any Hedge Transaction, or (iii) otherwise modify any Hedge Transaction without the prior written consent of the Initial Lender unless (A) following the closing date for such Hedge Transaction, there has been a reduction in the aggregate outstanding balance of the exposure intended to be hedged by such Hedge Transaction in an amount at least equal to the Minimum Notional Reduction, and (B) such modification to the Hedge Transaction effects a reduction in the notional amount of the applicable Hedge Transaction which is approximately proportionate to the aggregate reduction in the exposure intended to be hedged by such Hedge Transactions since the closing date of such Hedge Transaction.”
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     SECTION 2.2 Amendments to Definitions.
     (a) The definition of “Adjusted Borrowing Base” in Schedule 1.01 to the Loan Agreement is hereby amended in its entirety to read as follows:
     “Adjusted Borrowing Base” means, as of any date of determination, the sum of:
          (a) the aggregate Collateral Value (as adjusted by any European Collateral Value Adjustment) of all Primary Collateral determined in accordance with Section 2.04 as of the Cut-Off Date which is the subject of the then most recently delivered Collateral Value Report (as adjusted for any European Collateral Value Adjustments in effect on such date of determination), plus
          (b) the aggregate Fair Value of Eligible Assets that (i) were purchased or acquired since the applicable Cut-Off Date, (ii) were designated as Primary Collateral since the applicable Cut-Off Date, and (iii) are held by a Borrower or Guarantor as of such date, plus
          (c) the aggregate amount of funds on deposit in the Sales Proceeds Accounts as of such date, minus
          (d) the Hedge Support Requirement in effect as of such date, minus
          (e) the aggregate amount of Net Cash Proceeds of Collateral Dispositions received since the applicable Cut-Off Date, minus
          (f) if such Funding Date occurs after the Account Transfer Date, the aggregate amount of Collections since the applicable Cut-Off Date in respect of Primary Collateral, minus
          (g) any Reserves applicable on such date.”
     (b) The definition of “Available Amount” in Schedule 1.01 to the Loan Agreement is hereby amended in its entirety to read as follows:
     “Available Amount” means, on any Business Day, an amount equal to the lesser of (a) the then current Aggregate Commitment Amount minus the Hedge Support Requirement and (b) the then current Adjusted Borrowing Base.”
     (c) The definition of “Borrowing Base” in Schedule 1.01 to the Loan Agreement is hereby amended in its entirety to read as follows:
     “Borrowing Base” means, as of any date of determination, an amount determined as of the Cut-Off Date and reported in the related Collateral Value Report to be equal to the lesser of (a) the Hedge Adjusted Available Amount and (b) the sum of (i) the aggregate Collateral Value (as adjusted by any European Collateral Value Adjustment) of all Primary Collateral as of the Cut-Off Date as
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determined in accordance with Section 2.04, plus (ii) the amount of funds on deposit in the Sales Proceeds Accounts on such Cut-Off Date minus (iii) (for any determination after the initial determination of the Borrowing Base) any Reserves applicable on such date and minus (iv) the Hedge Support Requirement in effect on such Cut-Off Date.”
     (d) The definition of “Facility Documents” in Schedule 1.01 to the Loan Agreement is hereby amended by adding the phrase “the Hedge Documents,” immediately prior to the phrase “the Fee Letter”.
     (e) The definition of “Interim Borrowing Base Report” in Schedule 1.01 to the Loan Agreement is hereby amended in its entirety to read as follows:
     “Interim Borrowing Base Report” means a report, substantially in the form of Exhibit 2.03(b), specifying the applicable Interim Reporting Date and containing (i) a statement of (a) all Net Cash Proceeds received from Collateral Dispositions, (b) all Eligible Assets acquired with Net Cash Proceeds of Collateral Dispositions, and (c) after the Account Transfer Date, all Collections received in respect of Primary Collateral, in each case since the Cut-Off Date that is the subject of the then most recently delivered Collateral Value Report through the Interim Reporting Date and (ii) a statement of the Adjusted Borrowing Base as of the Interim Reporting Date.
     (f) The definition of “Lender Parties” in Schedule 1.01 to the Loan Agreement is hereby amended by adding the phrase “, the Initial Lender (as counterparty under the Hedge Documents)” immediately after the phrase “the Lenders”.
     (g) The definition of “Reinvestment Collateral” in Schedule 1.01 to the Loan Agreement is hereby amended by replacing the phrase “on each Monthly Settlement Date” with the phrase “in connection with each Monthly Settlement Date”.
     SECTION 2.3 Schedule 1.01 to the Loan Agreement is hereby amending by adding the following new definitions in the appropriate alphabetical location therein:
     “Base Currency” means Dollars unless otherwise specified in a Confirmation.
     “Confirmation” means written confirmation of the specific terms of a Hedge Transaction executed by the ResCap Counterparty and the Initial Lender.
     “Equivalent” means, with respect to an amount on a Valuation Date, in the case of an amount denominated in the Base Currency, such Base Currency amount and, in the case of an amount denominated in a currency other than the Base Currency (the “Other Currency”), the amount of Base Currency required to purchase such amount of the Other Currency at the spot exchange rate determined by the Hedge Valuation Agent for value on such Valuation Date.
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     “Hedge Adjusted Available Amount” means, on any Business Day, an amount equal to the then current Aggregate Commitment Amount minus the Hedge Support Requirement.
     “Hedge Documents” shall mean (i) the Primary Hedge Documents as supplemented by the Confirmations; and (ii) the Hedge Security Agreement.
     “Hedge Exposure” means, on a Valuation Date, the amount, if any, that would be payable to the Initial Lender by the ResCap Counterparty (expressed as a positive number) or by the Initial Lender to the ResCap Counterparty (expressed as a negative number) pursuant to the Hedge Documents if all Hedge Transactions were being terminated as of the relevant Valuation Date, on the basis that (i) the Initial Lender is not the Affected Party (as defined in the Hedge Documents) and (ii) the Termination Currency (as defined in the Hedge Documents) is Dollars; provided that Market Quotations will be determined by the Hedge Valuation Agent using the applicable forward rate of exchange for the applicable currencies appearing on the “FRD” Bloomberg page as of 3pm New York time on such Valuation Date (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided by such service); provided further that if no such page or service is available for any reason the ResCap Counterparty, the Initial Lender and the Hedge Valuation Agent shall mutually agree in good faith to an alternative method of objectively determining the applicable forward rate of exchange to calculate Market Quotation and, if no such alternative can be agreed, the Hedge Valuation Agent shall use its estimates of the applicable mid-market forward rates of exchange, in each case for the amounts that would be paid for Replacement Hedge Transactions (as that term is defined in the definition of “Market Quotation”).
     “Hedge Exposure Decrease” for any Valuation Date will equal the amount by which (i) the Hedge Support Requirement in effect on the immediately prior Business Day exceeds (ii) the Hedge Support Requirement on such Valuation Date.
     “Hedge Exposure Increase” for any Valuation Date will equal the amount by which (i) the Hedge Support Requirement on such day exceeds (ii) the Hedge Support Requirement in effect on the immediately prior Business Day.
     “Hedge Security Agreement” means the Security and Pledge Agreement dated as of August 14, 2008 among the Obligors and the Initial Lender, as amended or modified from time to time.
     “Hedge Settlement Amount” means (i) a payment due to the Initial Lender at the maturity of a Hedge Transaction, and (ii) a payment due to the Initial Lender upon the early termination of a Hedge Transaction pursuant to Section 6(e) of the Primary Hedge Documents.
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     “Hedge Support Requirement” means, on a Valuation Date, the sum of (a) the Independent Amount, plus (b) if positive, the Hedge Exposure.
     “Hedge Transaction” means one or more hedge transactions subject to, and governed by, the Hedge Documents between the ResCap Counterparty and the Initial Lender and consented to in writing by the Lender Agent and the other Lenders.
     “Hedge Valuation Agent” means GMAC Investment Management LLC, a Delaware limited liability company.
     “Independent Amount” means the sum of (i) 5% of the notional amount of the Hedge Transactions plus (ii) any additional amount determined by agreement of the Lender Agent, the Initial Lender and the ResCap Counterparty in connection with the execution of a Hedge Transaction.
     “Interim Reporting Date” means, with respect to any Funding Date, a date no more than three Business Days prior to such Funding Date.
     “Market Quotation” has the meaning set forth in the Hedge Documents.
     “Minimum Adjustment Amount” means $5,000,000.
     “Minimum Notional Reduction” means (i) with respect to the Hedge Transaction executed as of August 14, 2008, 25,000,000 Euro, and (ii) with respect to any other Hedge Transaction, the amount agreed in writing by the Lender Agent, the Initial Lender and the ResCap Counterparty concurrently with the execution of such Hedge Transaction.
     “MTM Amount” means, with respect to a Valuation Date, the sum of the aggregate of all Hedge Exposure Increases that have occurred since the last MTM Reset Date, minus the aggregate of all Hedge Exposure Decreases that have occurred since the last MTM Reset Date and plus the aggregate of all MTM Revolving Loans made since the last MTM Reset Date; provided that the MTM Amount shall not be less than zero.
     “MTM Reset Date” means each date on which the Borrowers repay outstanding Loans in connection with a Hedge Exposure Increase pursuant to the second paragraph of Section 2.08(b).
     “MTM Revolving Loan” means a Revolving Loan in an amount equal to or less than the aggregate amount of repayments made by the Borrowers in connection with Hedge Exposure Increases pursuant to the second paragraph of Section 2.08(b) since the last Cut-Off Date or Funding Date.
     “Primary Hedge Documents” means the ISDA master agreement and related schedule in the form set forth in Exhibit A hereto and entered into between
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the ResCap Counterparty and the Initial Lender, as such documents are amended or modified from time to time.
     “ResCap Counterparty” means ResCap and any successor to ResCap as counterparty under the Hedge Documents.
     “Valuation Date” means each Business Day.
     SECTION 2.4 Amendment to Conditions Precedent. Schedule 5.02 of the Loan Agreement is hereby amended by inserting a new clause (j) as set forth below:
“(j) to the extent of any Prepayment Amounts which have been prepaid and not reborrowed, the proceeds of such Revolving Loan are immediately applied to purchase or otherwise fund Reinvestment Collateral designated as new Primary Collateral and/or designated as Retained Proceeds by the Borrowers.”
     SECTION 2.5Amendment to Interim Borrowing Base Report. Exhibit 2.03(b) to the Loan Agreement is hereby replaced with Exhibit B attached to this Agreement.
     SECTION 2.6 Amendment to Collateral Value Report. Exhibit 2.04(a) to the Loan Agreement is hereby replaced with Exhibit C attached to this Agreement; it being understood that such form incorporates a Collateral Value Certificate and a Reinvestment Certificate.
ARTICLE III
CONDITIONS TO EFFECTIVENESS
     SECTION 3.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the Amendment Effective Date provided that the Lender Agent shall have, in form and substance satisfactory to them, received the following:
     (a) Agreements. An original counterpart (or counterparts) of this Agreement, the Primary Hedge Documents and the Hedge Security Agreement executed by the parties hereto or other evidence satisfactory to the Lender Agent of the execution, delivery and effectiveness of this Agreement.
     (b) Security Agreement Amendment. An original counterpart (or counterparts) of the amendment to the Security Agreement in the form of Exhibit D, executed by the parties thereto or other evidence satisfactory to the Lender Agent of the execution, delivery and effectiveness thereof.
     (c) Other. Such other opinions and documents as the Lender Agent may reasonably request, which opinions and documents will be in form and substance satisfactory to the Lender Agent.
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ARTICLE IV
ACKNOWLEDGEMENTS, CONSENTS, NOTICE, CONFIRMATION AND
REPRESENTATIONS AND WARRANTIES
     SECTION 4.1 Notice. Each party hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Loan Agreement or the Facility Documents with respect to the execution of this Agreement.
     SECTION 4.2 Confirmation of the Facility Documents. The Borrowers, the Guarantors and the Obligors each hereby acknowledge and agree that, except as herein expressly amended, the Loan Agreement and each other Facility Document are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Without limiting the foregoing, each Obligor reaffirms its grant of a security interest in all the Collateral pledged by it, and agrees that such security interest secures all Obligations. As of the Amendment Effective Date, each reference in the Loan Agreement to “this Agreement” shall mean the Loan Agreement as amended by this Agreement, and as hereinafter amended or restated.
     SECTION 4.3 Consent to Hedge Transactions. The Lenders and the Lender Agent hereby consent to the execution of a Hedge Transaction between the Initial Lender and the ResCap Counterparty on or around August 14, 2008 on the terms set forth in Exhibit A.
     SECTION 4.4 Amendment Fee. In consideration of the Initial Lender’s execution and delivery of this Agreement, the Borrowers agree to pay to the Lender Agent, for the account of the Initial Lender, a fee of $1,056,000 on the effective date of this Agreement. Such fee, upon payment, shall be fully earned and non-refundable.
     SECTION 4.5 Obligations. For the avoidance of doubt, the parties hereto acknowledge and agree that the obligations of the ResCap Counterparty under the Hedge Documents shall constitute “Obligations” under the Loan Agreement, including Article XI thereof.
     SECTION 4.6 Representations and Warranties. By its signature hereto, each Borrower, each Guarantor and each other Obligor hereby represents and warrants that, before and after giving effect to this Agreement, as follows:
     (a) Its representations and warranties set forth in the Facility Documents are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date; and
     (b) No Default has occurred and is continuing.
ARTICLE V
MISCELLANEOUS
     SECTION 5.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH
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REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).
     SECTION 5.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which when taken together shall constitute one and the same agreement.
     SECTION 5.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.
     SECTION 5.4 Entire Agreement. This Agreement, the Loan Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.
     SECTION 5.5 Captions. The various captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.
     SECTION 5.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.
     SECTION 5.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED
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PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.
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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RESIDENTIAL FUNDING COMPANY, LLC, as Borrower
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

GMAC MORTGAGE, LLC, as Borrower
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

GMAC LLC, as Lender Agent and as Initial Lender
By:	/s/ David C. Walker
	Name:	David C. Walker
	Title:	Group Vice President & Treasurer

Acknowledged and Agreed: RESIDENTIAL CAPITAL, LLC, as Guarantor
By:	/s/ Elizabeth T. Kelly
	Name:	Elizabeth T. Kelly
	Title:	Assistant Treasurer

GMAC RESIDENTIAL HOLDING COMPANY, LLC, as Guarantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

GMAC-RFC HOLDING COMPANY, LLC, as Guarantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

HOMECOMINGS FINANCIAL, LLC, as Guarantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

Acknowledged and Agreed: RESIDENTIAL MORTGAGE REAL ESTATE HOLDINGS, LLC, as Obligor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

RESIDENTIAL FUNDING REAL ESTATE HOLDINGS, LLC, as Obligor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

HOMECOMINGS FINANCIAL REAL ESTATE HOLDINGS, LLC, as Obligor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

EQUITY INVESTMENT I, LLC, as Obligor
By:	/s/ Donald McConnell
	Name:	Donald McConnell
	Title:	Assistant Secretary

DEVELOPERS OF HIDDEN SPRINGS, LLC, as Obligor
By:	/s/ Donald McConnell
	Name:	Donald McConnell
	Title:	Assistant Secretary

DOA HOLDING PROPERTIES, LLC, as Obligor
By:	/s/ Donald McConnell
	Name:	Donald McConnell
	Title:	Assistant Secretary

RFC ASSET HOLDINGS II, LLC, as Obligor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

PASSIVE ASSET TRANSACTIONS, LLC, as Obligor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

GMAC MODEL HOME FINANCE I, LLC as Obligor
By:	/s/ Donald McConnell
	Name:	Donald McConnell
	Title:	Assistant Secretary

GMAC HOME SERVICES, LLC as Obligor
By:	/s/ James N. Young
	Name:	James N. Young
	Title:	Chief Financial Officer

EQUITY INVESTMENT IV, LLC as Obligor
By:	/s/ Donald McConnell
	Name:	Donald McConnell
	Title:	Assistant Secretary

Exhibit A to Amendment
FORM OF HEDGE DOCUMENTS

SCHEDULE
to the
Master Agreement
dated as of August 14, 2008
between GMAC LLC and RESIDENTIAL CAPITAL, LLC
(“Party A”)          (“Party B”)
All capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Loan Agreement, dated as of June 4, 2008, among Residential Funding Company, LLC, GMAC Mortgage, LLC (collectively, “Borrowers”), Residential Capital, LLC, and certain other Affiliates of the Borrowers party thereto as Guarantors, certain Affiliates of the Borrowers and the Guarantors party thereto as Obligors, GMAC LLC, as Initial Lender and as Lender Agent and certain other financial institutions and persons from time to time party thereto as Lenders, (as amended from time to time, the “Loan Agreement”).
Part 1. Termination Provisions.
(a)	“Specified Entity” means in relation to Party A for the purpose of:
          Section 5(a)(v), Not applicable
          Section 5(a)(vi), Not applicable
          Section 5(a)(vii), Not applicable
          Section 5(b)(v), Not applicable
     and in relation to Party B for the purpose of:
          Section 5(a)(v), Borrowers and Obligors
          Section 5(a)(vi), Borrowers, Subsidiaries and Obligors
          Section 5(a)(vii), Borrowers and Obligors
          Section 5(b)(v), Not applicable
(b)	“Specified Transaction” will have the meaning specified in Section 14 of this Agreement.
(c)	The “Cross-Default” provisions of Section 5(a)(vi) will apply to Party A and will apply to Party B provided that the following language shall be added to the end thereof: “Notwithstanding the foregoing, a default under subsection (2) hereof shall not constitute an Event of Default if (i) the default was caused solely by error or omission of an administrative or operational nature; (ii) funds were available to enable the party to make the payment when due; and (iii) the payment is made within three Local Business Days of such party’s receipt of written notice of its failure to pay.”.

“Specified Indebtedness” will have the meaning specified in Section 14 of this Agreement.

“Threshold Amount” means with respect to Party A or its Credit Support Provider, 3% of stockholders’ equity (determined in accordance with United States generally accepted accounting principles, consistently applied) and, with respect to Party B, US$25,000,000.00; provided, however, with respect to a default under the Loan Agreement, Party B’s Threshold Amount shall be zero.

(d)	The “Credit Event Upon Merger” provisions of Section 5(b)(v) will not apply to Party A and will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)	Payment on Early Termination. Market Quotation and Second Method; provided, however, with respect to an Early Termination Date in which Party B is the Defaulting Party or Affected Party or a Partial Termination Date (as defined in Part 1(h)(iv) below), if Party A, in its sole discretion, enters into a replacement transaction with a Reference Market-maker to replace a Terminated Transaction or partially terminated Transaction, the quotation provided by such Reference Market-maker and accepted by Party A shall be deemed to be the Market Quotation for such Terminated Transaction or partially terminated Transaction, as applicable.

(g)	“Termination Currency” means with respect to payments made by Party A: U.S. Dollars and with respect payments made by Party B: Euros.

(h)	The “Additional Termination Event” provisions of Section 5(b)(v) will apply. The following shall be Additional Termination Event with respect to Party B as the sole Affected Party:
(i)	The Loan Agreement ceases to be in full force and effect (including in accordance with its terms).

(ii)	Party B, any Borrower or Obligor disaffirms, disclaims, repudiates or rejects, in whole or in part, any Credit Support Document or Party B’s obligations to Party A under this Agreement cease to be secured under any Credit Support Document.

(iii)	Any Credit Support Document with respect to Party B is amended, modified, supplemented, restated, or any provision of such document is waived which may have a material adverse effect on the rights of Party A hereunder or the ability of Party A to enforce its rights hereunder or under any Credit Support Document without the prior written consent of Party A; provided, however, that this Additional Termination Event shall not be applicable if GMAC LLC has consented to such amended, modified, supplemented, restated, or waiver in its capacity as Lender or Lender Agent under the Loan Agreement.

(iv)	Partial Termination. If there is a material reduction in the aggregate outstanding balance of the exposure under the Loan Agreement intended to be hedged hereunder (as determined by the Calculation Agent in good faith), Party B may, subject to Section 7.02(e) of the Loan Agreement, request a reduction in the notional amount of a Transaction in an amount corresponding to such reduction in the aggregate outstanding balance of such exposure by sending written notice to Party A designating a Partial Termination Date which date shall be no earlier than three Business Days after such written notice is received (the “Partial Termination Date”). Upon any such termination or reduction of a Notional Amount (as defined in the relevant Confirmation), a termination payment with respect to the portion of the notional amount terminated or reduced shall become payable by Party A and Party B. The Market Quotation amount will be calculated by Party A under Section 6(e) of this Agreement as though the portion of the relevant Transaction were early terminated and as if Party A were the party which is not the Affected Party for purposes of Section 6(e)(ii)(1) of this Agreement, as modified in Part 1(f) above. Any such amount payable by Party A and Party B shall be payable as of the Partial Termination Date. The partial termination payment owed by Party A to Party B shall be an amount is US Dollars equal to the sum of (i) (A) the amount of the reduction in the Notional Amount multiplied by (B) the Partial Termination Ratio plus (ii) the Market Quotation (expressed as a positive or negative, as determined by Party A). The partial termination payment owed by Party B shall be an amount in Euros equal to the amount of the reduction in the Notional Amount of the Transaction.
“Partial Termination Ratio” means a fraction in which the numerator is the amount expressed in US Dollars corresponding to the heading “Amount and currency payable by Party A” in the relevant Confirmation and the denominator is the amount expressed in Euros corresponding to the heading “Amount and currency payable by Party B” in such Confirmation.
Part 2. Tax Representations.
(a)	Payer Representations. For the purpose of Section 3(e) of this Agreement, each of Party A and Party B makes the following representation:
It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 9(h) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.
(b)	Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the following representations:
(i)	It is a limited liability company established under the laws of the State of Delaware and its U.S. taxpayer identification number is 38-0572512.

(ii)	The following representations will apply to Party B:

It is a limited liability company established under the laws of the State of Delaware and its U.S. taxpayer identification number is 20-1770738.
Part 3. Agreement to Deliver Documents.

     For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents, as applicable:
     (a) Tax forms, documents or certificates to be delivered are:

Party required to
deliver document	Form/Document/Certificate	Date by which to be delivered
Party A & B	A correct, complete and executed U.S. Internal Revenue Service Form W-9, or any successor thereto.	Upon request.
     (b) Other documents to be delivered are:

Covered by
Party required to		Date by which to be	Section 3(d)
deliver document	Form/Document/Certificate	delivered	Representation
Party A & B	Certificate of authority and specimen signatures of individuals executing this Agreement, Confirmations (as applicable)	Upon request	Yes

Party A & B	Certified copies of all corporate or company authorizations and any other documents with respect to the execution, delivery and performance of this Agreement	Upon request	Yes

Party B	Credit Support Documents specified in Part 4 of the Schedule, such Credit Support Document being duly executed if required.	Upon request	Yes

Party B	Each of the financial statements, reports, notices and other documents required to be delivered by Party B (or on its behalf) pursuant to Loan Agreement.	At the time that such documents are required to be delivered pursuant to the Loan Agreement; provided that if such documents are delivered to the Lender Agent on behalf of the Lenders, such documents will be deemed to be delivered to Party A under this Agreement.	No

Party B	Any proposed amendment, supplement, waiver, modification or restatement to the Loan Agreement or any Security Document.	Promptly upon receipt of such document, provided that if such documents are delivered to the Lender Agent on behalf of the	No

Covered by
Party required to		Date by which to be	Section 3(d)
deliver document	Form/Document/Certificate	delivered	Representation
Lenders, such documents will be deemed to be delivered to Party A under this Agreement.

Party B	Legal opinions in a form satisfactory to Party A.	Upon execution of this Agreement.	No
Part 4. Miscellaneous.
(a)	Addresses for Notices. For the purpose of Section 12(a) of this Agreement:

Address for notices or communications to Party A:
GMAC LLC
200 Renaissance Center
Mail Code: 482-B12-C24
Detroit, MI 48265-2000
Attention: Swaps Administration Group
Facsimile No.: (313) 656-6275
Telephone No.: (313) 656-5518
Attention: Janice Barry
Telephone No.: 313-656-6280
Email: janice.barry@gmacfs.com
With a copy to:
Attention: Hector Teran
Telephone No.: 917-369-2345
Facsimile No.: 917-369-2416
Email: hector.teran@gmacfs.com
With a copy to:

Address:	GMAC LLC
767 Fifth Avenue
24th Floor
New York, New York 10153

Attention:	Swap Group

Fax No.:	(917) 369-2416

Address for notices or communications to Party B:

Residential Capital, LLC
Attention: John Malloy Address: 1100 Virginia Drive Fort Washington, PA 19034 Telephone No.: (215) 682-3238 Facsimile No.: (215) 734-8866 E-mail: john.malloy@gmacrescap.com

With Copies to:

Attention: Mike Rowan Telephone No.: (215) 734-5883 Facsimile No.: (215) 734-8880 E-mail: Mike.Rowan@gmacrescap.com

Attention: Melissa White Telephone No.: (952) 857-6182 Facsimile No.: (866) 502-1250 E-mail: Melissa.white@gmacrfc.com

(b)	Process Agent. For the purpose of Section 13(c) of this Agreement:

Party A appoints as its Process Agent: not applicable

Party B appoints as its Process Agent: not applicable

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(b) of this Agreement:

Party A is not a Multibranch party.

Party B is not a Multibranch party.

(e)	Calculation Agent. The Calculation Agent is Party A.

(f)	Credit Support Document. Details of any Credit Support Document:

Party A: Not applicable

Party B: The Loan Agreement, the Security Agreement and the Hedge Pledge and Security Agreement and Irrevocable Proxy, dated as of August 14, 2008 among Party A, as Hedge Counterparty and as Hedge Collateral Agent and Party B and the other Borrowers, Grantors and Obligors party thereto from time to time as grantors.

(g)	Credit Support Provider. Credit Support Provider means in relation to Party A, none

Credit Support Provider means in relation to Party B, the Obligors and Grantors.

(h)	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Section 5-1401 of the New York General Obligations Law).

(i)	Netting of Payments. “Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions. Section 2(c) of the Agreement shall not be applicable with respect to a partial termination as set forth in Part 1(h)(iv) hereof. For the avoidance of doubt, there shall be no netting of any payments between the parties on a Partial Termination Date.

(j)	“Affiliate” will have the meaning specified in Section 14 of this Agreement.
Part 5. Other Provisions.
(a)	Additional Representations. For the purpose of Section 3 of this Agreement, the following will constitute an Additional Representation:
(i) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that
Transaction): ___
(1)	Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(2)	Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

(3)	Status of Parties. The other party is not acting as a fiduciary for it in respect of that Transaction.

(4)	No Agency. It is entering into this Agreement and each Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

(5)	Other Transactions. It understands and acknowledges that the other party may, either in connection with entering into a Transaction or from time to time thereafter, engage in open market transactions that are designed to hedge or reduce the risks incurred by it in connection with such Transaction and that the effect of such open market transactions may be to affect or reduce the value of such Transaction.
(b)	Recording of Conversations. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

(c)	Eligible Contract Participant. Each party represents to the other party (which representation will be deemed to be repeated by each party on each date on which a Transaction is entered into) that it is an “eligible contract participant”, as defined in Section 1a(12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000.
(d)	Set-off. Section 6 of this Agreement is hereby amended by adding the following new subsection 6(f):
(f)	Set-off.

(i)	In addition to any rights of set-off a party may have as a matter of law or otherwise, upon the occurrence of an Event of Default or a Termination Event (other than a partial termination pursuant to Part 1(h)(iv) hereof), and the designation of an Early Termination Date pursuant to Section 6 of the Agreement with respect to a party (“X”), the other party (“Y”) will have the right (but not be obliged) without prior notice to X or any other person to set-off or apply any obligation of X owed to Y (whether or not matured or contingent and whether or not arising under this Agreement, and regardless of the currency, place of payment or booking office of the obligation) against any obligation of Y owed to X (whether or not matured or contingent and whether or not arising under this Agreement, and regardless of the currency, place of payment or booking office of the obligation).

(ii)	For the purpose of cross-currency set-off, Y may convert either obligation at the applicable market exchange rate selected by Y on the relevant date.

(iii)	If the amount of an obligation is unascertained, Y may in good faith estimate that amount and set-off in respect of the estimate, subject to the relevant party accounting to the other when the amount of the obligation is ascertained.

(iv)	This clause (f) shall not constitute a mortgage, charge, lien or other security interest upon any of the property or assets of either party to this Agreement.
(e)	Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.
(f)	Definitions. Unless otherwise specified in a Confirmation and except in the case of FX Transactions and Currency Option Transactions (as defined below), each Confirmation shall be deemed to incorporate the 2006 ISDA Definitions (the “2006 Definitions”), published by the International Swap Dealers Association, Inc.. In the event of any inconsistency (1) between the provisions of the Definitions and this Agreement, this Agreement will prevail, (2) between the provisions of a Confirmation and the Definitions, the Confirmation will prevail, and (3) between the provisions of a Confirmation and this Agreement, such Confirmation will prevail for the purpose of the relevant Transaction.
(g)	Change of Account. Section 2(b) is hereby amended by adding the following at the end thereof:

“and provided that, unless the other party consents (which consent shall not be unreasonably withheld), such new account shall be in the same tax jurisdiction as the original account.”

(h)	All Confirmations. With respect to each Transaction, Party A will, on or promptly after the Trade Date thereof, send Party B a Confirmation substantially in the form of Confirmation used by Party A or in such other form as agreed by the parties. Party B will promptly thereafter (a) confirm the accuracy of such Confirmation or (b) request the correction of such Confirmation, indicating how the terms of such Confirmation should be correctly stated and such other terms should be added to or deleted from such Confirmation to make it correct.

(i)	Transfer. The following amendments are hereby made to Section 7:
In the third line, insert the words “which consent will not be arbitrarily withheld or delayed,” immediately before the word “except”; and
In clause (a), insert the words “or reorganization, incorporation, reincorporation, or reconstitution into or as,” immediately before the word “another.”
(j)	Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the illegal, invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement. It shall in particular be understood that this Severability clause shall not affect the “single agreement” concept of Section 1(c) of the Master Agreement.
PART 6: Additional Terms for Foreign Exchange and Foreign Exchange Option Transactions
(a)	Incorporation of Definitions. The 1998 FX and Currency Option Definitions (the “Definitions”), published by the International Swaps and Derivatives Association, Inc., the Emerging Markets Traders Association and the Foreign Exchange Committee, are hereby incorporated by reference with respect to FX Transactions (as defined in the Definitions) and Currency Option Transactions (as defined in the Definitions). Terms defined in the Definitions shall have the same meanings in this Part 6.
(b)	Scope. Unless otherwise agreed in writing by the parties, each FX Transaction and Currency Option Transaction entered into between the parties before, on or after the date of this Agreement shall be a Transaction under this Agreement and shall be part of, subject to and governed by this Agreement. FX Transactions and Currency Option Transactions shall be part of, subject to and governed by this Agreement even if the Confirmation in respect thereof does not state that such FX Transaction or Currency Option Transaction is subject to or governed by this Agreement or does not otherwise reference this Agreement.
(c)	Where an FX Transaction or Currency Option is confirmed by means of exchange of electronic messages on an electronic messaging system or other document or other confirming evidence exchanged between the parties confirming such Transaction such messages, document or evidence will constitute a Confirmation for the purposes of this Agreement even where not so specified therein

     IN WITNESS WHEREOF, the parties hereto have duly executed this Schedule to the Master Agreement as of the date first set forth above.

GMAC LLC		RESIDENTIAL CAPITAL, LLC

By:		By:

	Name:		Name:
	Title:		Title:
FX Forward

FOREIGN EXCHANGE FORWARD CONFIRMATION

Date:	August 18, 2008

To:	RESIDENTIAL CAPITAL, LLC (“Party B”)

From:	GMAC LLC (“Party A”)

Transaction Reference Number:	US1614
The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between us on the Trade Date referred to below. This letter constitutes a “Confirmation” as referred to in the Master Agreement specified below.
The definitions and provisions contained in the 1998 FX and Currency Option Definitions (as published by the International Swaps and Derivatives Association, Inc., as such definitions are modified and amended by the Schedule to the Master Agreement) (the “Definitions”) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.
This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of August 14, 2008, as amended or supplemented from time to time (the “Master Agreement”) between you and us. All provisions contained in the Master Agreement shall govern this Confirmation except as expressly modified below.
The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:	August 18, 2008

Notional Amount:	EUR 128,000,000, subject to reduction on any Partial Termination Date pursuant to Part 1(h)(iv) of the Schedule.

Amount and currency payable by Party A:	USD 184,910,464, subject to partial payment and reduction on any Partial Termination Date pursuant to Part 1(h)(iv) of the Schedule.

Amount and currency payable by Party B:	EUR 128,000,000, subject to partial payment and reduction on any Partial Termination Date pursuant to Part 1(h)(iv) of the Schedule.

Settlement Date:	April 30, 2010, subject to partial termination pursuant to Part 1(h)(iv) of the Schedule.

Other terms and conditions:

Business Day Convention:	Following

Business Day:	New York
FX Forward

2

Calculation Agent:	Party A

No Netting on Partial Termination Date:	The parties agree that there is no netting of payments on any Partial Early Termination Date unless the parties agree in writing to net any such payments.
FX Forward

3

Account Details:
     Payments to Party A: To be provided in written instructions.
     Payments to Party B: To be provided in written instructions.
[Signature Page Follows]
FX Forward

4

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

GMAC LLC
By:
Name:
Title:

Second Amendment

Accepted and confirmed as of the date first above written:

RESIDENTIAL CAPITAL, LLC
By
Name:
Second Amendment

Exhibit B to Amendment
FORM OF INTERIM BORROWING BASE REPORT
GMAC LLC
     as Lender Agent
200 Renaissance Center
Detroit, MI 48265
Attention: David Walker, Group VP and Treasurer
Ladies and Gentlemen:
     This Interim Borrowing Base Report is delivered to you pursuant to Section 2.03(b) of the Loan Agreement, dated as of June 4, 2008 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”), by and among Residential Funding Company, LLC (“RFC”), GMAC Mortgage, LLC (“GMAC Mortgage” and together with RFC, the “Borrowers”), GMAC LLC (the “Initial Lender”), Residential Capital, LLC and the other Affiliates of the Borrowers party thereto as Guarantors (each, a “Guarantor”), the Principal institutions and other Persons that are or may from time to time become parties thereto as Lenders (together with the Initial Lender and their respective successor and assigns, each a “Lender” and collectively, the Lenders”) and GMAC LLC, as agent for the Lenders (in such capacity together with its successors and assigns in such capacity, the “Lender Agent”). Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under Schedule 1.01 of the Loan Agreement.
     The undersigned hereby specifies that with respect to the Funding Date requested for                     ,                      the Interim Reporting Date shall be                     ,                     .
     The undersigned hereby certifies that since the Monthly Collateral Report dated                     ,                      through the Interim Reporting Date, (a) $                      of Net Cash Proceeds have been received from Collateral Dispositions, (b) $                      of Eligible Assets have been acquired with Net Cash Proceeds of Collateral Dispositions in accordance with the Loan Agreement, [and (c) [Note: after the Account Transfer Date only] $                      of Collections have been received in respect of Primary Collateral.
     The undersigned hereby further certifies that, as of the date hereof and since the date of the Monthly Collateral Report described above, $                     has been reinvested in Reinvestment Assets in accordance with the terms of the Loan Agreement.
     The undersigned hereby lastly certifies that as of the Interim Reporting Date, the Adjusted Borrowing Base equals $                      and, by its signature hereto, represents and warrants that such Adjusted Borrowing Base will exceed the Outstanding Aggregate Loan Amount as of the Funding Date referenced above (after giving effect to any Revolving Loans requested for such date).
Second Amendment

Residential Funding Company, LLC
By:
Name:
Title:

GMAC Mortgage, LLC
By:
Name:
Title:

*	Form to be amended from time to time by agreement of the parties.
Second Amendment

Exhibit C to Amendment
FORM OF AMENDMENT TO COLLATERAL VALUE REPORT AND
REINVESTMENT CERTIFICATE
GMAC LLC,
     as Lender Agent
200 Renaissance Center
Detroit, Michigan 48265
Attention: David Walker, Group VP and Treasurer
Facsimile No.: (313) 656-5401
WELLS FARGO BANK, N.A.
     as 1st Collateral Agent
625 Marquette Avenue
N9311-110
Minneapolis, Minnesota 55479
Attention: Nicholas D. Tally, Vice President
Re: Residential Funding Company, LLC, and GMAC Mortgage, LLC
Gentlemen and Ladies:
This Collateral Value and Reinvestment Certificate is delivered to you pursuant to Section 2.04(b) and Section 7.01(g) of the Loan Agreement, dated as of June 4, 2008 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”), by and among Residential Funding Company, LLC (“RFC”), GMAC Mortgage, LLC (“GMAC Mortgage” and together with RFC, the “Borrowers”), GMAC LLC (the “Initial Lender”), Residential Capital, LLC and the other Affiliates of the Borrowers party thereto as Guarantors (each, a “Guarantor”), the Principal institutions and other Persons that are or may from time to time become parties thereto as Lenders (together with the Initial Lender and their respective successor and assigns, each a “Lender” and collectively, the Lenders”) and GMAC LLC, as agent for the Lenders (in such capacity together with its successors and assigns in such capacity, the “Lender Agent”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Agreement.
The information contained herein is as of the [•] day of [•] , [•] (the “Cutoff Date.”)
The Borrowers hereby certify a Collateral Value of $[•]. The related Collateral Value Report is attached hereto as Exhibit A.
The Borrowers hereby certify that the Collateral Dispositions that have occurred since the date of the previously delivered Collateral Value and Reinvestment Certificate have occurred in compliance with Section 7.02(k). The Primary Collateral which was the subject of such Collateral Dispositions is set forth on Exhibit B hereto.
Since the date of the previously delivered Collateral Value and Reinvestment Certificate, $[•] of Net Cash Proceeds have been received with respect to Collateral Dispositions. $[•] of these Net Cash Proceeds have been designated as Retained Proceeds. The total amount of Net Cash Proceeds, including
Second Amendment

amounts designated as such since the previously delivered Collateral Value and Reinvestment Certificate is $[•].
Since the date of the previously delivered Collateral Value and Reinvestment Certificate, $[•] of Net Cash Proceeds have been reinvested in Reinvestment Collateral in accordance with the terms of the Loan Agreement. This Reinvestment Collateral is set forth on Exhibit C hereto as well as included in the Collateral Value Report delivered herewith.
The remaining Net Cash Proceeds have either been utilized to repay outstanding Loans in accordance with Section 2.08(c) or are being held pending application in accordance with the terms of the Loan Agreement.
The Borrowers have caused this Collateral Value and Reinvestment Certificate to be executed and delivered, and the certification and warranties contained herein to be made, on this [•]day of [•], [•].

Residential Funding Company, LLC

By:
Name: James Young
Title: Chief Financial Officer

GMAC Mortgage, LLC

By:
Name: James Young
Title: Chief Financial Officer
Second Amendment

Exhibit D to Amendment
FORM OF SECURITY AGREEMENT AMENDMENT
Second Amendment

EXECUTION VERSION
FIRST AMENDMENT AGREEMENT
To First Priority Pledge and Security Agreement and Irrevocable Proxy
Dated as of August 14, 2008
by and among
RESIDENTIAL FUNDING COMPANY, LLC,
GMAC MORTGAGE, LLC,
RESIDENTIAL CAPITAL, LLC AND CERTAIN OTHER
AFFILIATES THEREOF PARTY HERETO,
as Grantors,
WELLS FARGO BANK, N.A.
as First Priority Collateral Agent
and
GMAC LLC,
as Lender and Lender Agent

     This FIRST AMENDMENT AGREEMENT (this “Agreement”) dated as of August 14, 2008 (the “Amendment Effective Date”), is by and among Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage”), Residential Capital, LLC (“ResCap”) and the other parties hereto as Grantors (each, together with RFC, GMAC Mortgage and ResCap, a “Grantor”), GMAC LLC, a Delaware limited liability company, in its capacity as Lender and as agent for the Lenders (in such capacity, the “Lender Agent”) and Wells Fargo Bank, N.A., as first priority collateral agent (in such capacity, the “First Priority Collateral Agent”).
     Reference is hereby made to the First Priority Pledge and Security Agreement and Irrevocable Proxy (as modified by the deletion and joinder of parties prior to the date hereof, the “Security Agreement”) dated as of June 4, 2008 among the Grantors, the Initial Lender, the Lender Agent and the First Priority Collateral Agent.
RECITALS
     1. Each of the parties hereto is a party to the Security Agreement.
     2. The parties hereto desire to make certain amendments to the Security Agreement.
     3. Each of the parties hereto, by its signature hereto, hereby acknowledges, consents and agrees to the changes set forth herein.
     4. In consideration of the promises and mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINED TERMS
     SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Security Agreement.
ARTICLE II
AMENDMENTS TO THE AFFECTED DOCUMENTS
     SECTION 2.1 Amendments to Definitions.
     (a) The definition of “Assigned Documents” in Section 1 of the Security Agreement is hereby amended by replacing the phrase “any other Facility Document” with the phrase “any other Facility Document governed by English law”.
     (b) The definition of “Excluded Assets” in Section 1 of the Security Agreement is hereby amended to add the following sentence at the end thereof:
In addition, solely for purposes of each grant of a security interest hereunder to secure Hedge Obligations, Excluded Assets also means any asset that does not constitute a Financing Asset (as defined in the 2010 Indenture or the 2015
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Indenture, in each case as in effect as of August 1, 2008) whether or not such asset constitutes Primary Collateral, to the extent (if any) that the grant of a security interest therein to secure the Hedge Obligations in such asset would violate any provision of, or cause a default under, the 2010 Indenture or the 2015 Indenture.
     (c) Section 1 of the Security Agreement is hereby amended by adding the following new definitions in the proper alphabetical location therein:
“Hedge Obligations” means obligations, indebtedness, fees, expenses (including, without limitation, attorneys’ fees and expenses) and liabilities of the ResCap Hedge Counterparty or of any other Obligor now existing or hereafter arising under or in connection with any Hedge Document, whether monetary or otherwise, matured or unmatured, direct, indirect, related, unrelated, fixed, contingent, liquidated unliquidated, joint, several, or joint and several, including all interest accruing thereon (including any interest that accrues after the commencement of any proceeding by or against any Obligor under any bankruptcy, insolvency, liquidation, moratorium, receivership, reorganization or other debtor relief law) and all attorneys’ fees and other expenses incurred in the collection or enforcement thereof.
“Net Hedge Settlement Amount” shall mean, at any time, the excess (if any) of (x) the aggregate amount of Hedge Settlement Amounts due from the ResCap Counterparty to the Initial Lender, minus (y) the aggregate amounts due from the Initial Lender to the ResCap Counterparty (i) at the maturity of Hedge Transactions, or (ii) pursuant to Section 6(e) of the Primary Hedge Documents due to the early termination of Hedge Transactions. It is understood and agreed that, at any time, no portion of the Hedge Exposure is “due” for purposes of this definition unless the related Hedge Transaction has been terminated or an Event of Bankruptcy shall have occurred with respect to the ResCap Counterparty.
     SECTION 2.2 Amendment to Section 12. Section 12 of the Security Agreement is hereby amended by adding the new clause (k) therein to the end of such Section 12:
     “(k) If an Event of Default shall occur and the Collateral Control Agent or the First Priority Agent shall exercise its rights in respect of the Collateral, the maximum amount of the proceeds of Collateral applied to the principal amount of Loans and Net Hedge Settlement Amount that become due (whether by acceleration, maturity, early termination or otherwise) after such Event of Default shall not exceed the Aggregate Commitment Amount in effect immediately prior to such occurrence of such Event of Default.”
     SECTION 2.3 Amendment to Schedule VI. Exhibit (B) Schedule VI of the Security Agreement is hereby amended by inserting the following row in the table contained therein:

2

	Interest
	Type of	Interest Owned			% of Interests of
Pledged Interests Issuer	Interests	by Pledgor	Pledgor	Pledgor	Pledgor Pledged
Marbella Lakes Associates, LLC (f/k/a DOA Properties VIII (Marbella Lakes), LLC)	Limited Liability Company	66.67%	Equity Investment IV, LLC	100%
     SECTION 2.4 Amendment to Schedules and Attachments. The Schedules and Attachments to the Security Agreement are hereby amended and restated in their entirety as set forth on Appendix A to this Agreement.
ARTICLE III
CONDITIONS TO EFFECTIVENESS
     SECTION 3.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the Amendment Effective Date provided that the First Priority Collateral Agent and the Lender Agent shall have, in form and substance satisfactory to them, received the following:
     (a) Agreement. An original counterpart (or counterparts) of this Agreement executed by the parties hereto or other evidence satisfactory to the First Priority Collateral Agent and the Lender Agent of the execution, delivery and effectiveness of this Agreement.
     (b) Second Amendment. An executed copy of the Second Amendment Agreement to the Loan Agreement.
     (c) Hedge Security Agreement. An executed copy of the Hedge Pledge and Security Agreement and Irrevocable Proxy (the “Hedge Security Agreement”) among the obligors party thereto and GMAC, LLC as Hedge Counterparty.
     (d) Other. Such other opinions and documents as the Lender Agent may reasonably request, which opinions and documents will be in form and substance satisfactory to the Lender Agent.
ARTICLE IV
ACKNOWLEDGEMENTS, CONSENTS, NOTICE, CONFIRMATION AND
REPRESENTATIONS AND WARRANTIES
     SECTION 4.1 Notice. Each party hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Security Agreement or the Facility Documents with respect to the execution of this Agreement.
     SECTION 4.2 Confirmation of the Security Agreement. The Grantors, the Lender, the Lender Agent and the First Priority Collateral Agent each hereby acknowledge and agree that,
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except as herein expressly amended, the Security Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its respective terms. Without limiting the foregoing, each Obligor reaffirms its grant of a security interest in all the Collateral pledged by it, and agrees that such security interest secures all Obligations as defined in the Loan Agreement, after giving effect to the First Amendment Agreement, dated as of July 29, 2008 and the Second Amendment Agreement, dated as of the date hereof, each to the Loan Agreement and amongst the parties thereto. As of the Amendment Effective Date, each reference in the Security Agreement to “this Agreement” shall mean the Security Agreement as amended by this Agreement, and as hereinafter amended or restated.
     SECTION 4.3 First Priority Obligations. For the avoidance of doubt, the Obligors represent, warrant and agree that the Hedge Obligations constitute “Obligations” under the Loan Agreement and “First Priority Claims” under and as defined in the Intercreditor Agreement, the 2010 Indenture and the 2015 Indenture and that the Hedge Security Agreement constitutes a “First Priority Collateral Documents”under and as defined in the Intercreditor Agreement.
     SECTION 4.4 Consent to Amendments to Facility Documents. Each of the parties hereto hereby acknowledge and agree that the amendment set forth in Section 2.1(a) of this Agreement represents the original intent with respect to the provision amended thereby. For the avoidance of doubt, the First Priority Collateral Agent, pursuant to and in reliance upon the Direction & Certification delivered by GMAC, LLC dated August 14, 2008, hereby confirms its consent to the First Amendment Agreement to the Loan Agreement dated as of July 29, 2008, the Second Amendment Agreement to the Loan Agreement dated as of the date hereof and this Amendment.
     SECTION 4.5 Amendment to Joinder Agreement. Each of the parties hereto hereby consents and agrees that the Joinder Agreement, dated as of August 6, 2008, by Equity Investment IV, LLC, and acknowledged by GMAC, LLC, as Lender Agent, Wells Fargo Bank, N.A., as First Priority Collateral Agent and Collateral Control Agent, GMAC Mortgage, LLC and Residential Funding Company, LLC, shall be amended as of the Amendment Effective Date by the deletion of the following language therefrom:
“The New Equity Pledgor hereby further represents, warrants and covenants that it will not Transfer any of its assets (after giving effect, for the avoidance of doubt, to the admission of GL as a member of Marbella under the Operating Agreement) without the express written consent of GMAC.”
     SECTION 4.6 Representations and Warranties. By its signature hereto, each Grantor hereby represents and warrants that, before and after giving effect to this Agreement, as follows:
     (a) Its representations and warranties set forth in the Security Agreement are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date; and
     (b) After giving effect to this Agreement, no Default has occurred and is continuing.
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ARTICLE V
MISCELLANEOUS
     SECTION 5.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).
     SECTION 5.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which when taken together shall constitute one and the same agreement.
     SECTION 5.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.
     SECTION 5.4 Entire Agreement. This Agreement, the Security Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.
     SECTION 5.5 Captions. The various captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.
     SECTION 5.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.
     SECTION 5.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY
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OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RESIDENTIAL FUNDING COMPANY, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

GMAC MORTGAGE, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

First Amendment

GMAC LLC, as Lender Agent and Lender
By:	/s/ David C. Walker
	Name:	David C. Walker
	Title:	Group Vice President & Treasurer

First Amendment

WELLS FARGO BANK, N.A., as First Priority Collateral Agent
By:	/s/ Alfia Monastra
	Name:	Alfia Monastra
	Title:	Vice President

First Amendment

Acknowledged and Agreed: RESIDENTIAL CAPITAL LLC, as Grantor
By:	/s/ Elizabeth T. Kelly
	Name:	Elizabeth T. Kelly
	Title:	Assistant Treasurer

GMAC RESIDENTIAL HOLDING COMPANY, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

GMAC-RFC HOLDING COMPANY, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

HOMECOMINGS FINANCIAL, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

First Amendment

Acknowledged and Agreed: RESIDENTIAL MORTGAGE REAL ESTATE HOLDINGS, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

RESIDENTIAL FUNDING REAL ESTATE HOLDINGS, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

HOMECOMINGS FINANCIAL REAL ESTATE HOLDINGS, LLC, as Grantor
By:	/s/ Melissa White
	Name:	Melissa White
	Title:	Assistant Treasurer

EQUITY INVESTMENT I, LLC, as Grantor
By:	/s/ Donald L. McConnell
Name: Donald L. McConnell
Title: Asst. Secretary

DEVELOPERS OF HIDDEN SPRINGS, LLC, as Grantor
By:	/s/ Donald L. McConnell
Name: Donald L. McConnell
Title: Asst. Secretary

First Amendment

DOA HOLDING PROPERTIES, LLC, as Grantor
By:	/s/ Donald L. McConell
	Name:	Donald L. McConell
	Title:	Asst. Secretary

RFC ASSET HOLDINGS II, LLC, as Grantor
By:	/s/ Melissa White
Name: Melissa White
Title: Assistant Treasurer

PASSIVE ASSET TRANSACTIONS, LLC, as Grantor
By:	/s/ Melissa White
Name: Melissa White
Title: Assistant Treasurer

GMAC MODEL HOME FINANCE I, LLC as Grantor
By:	/s/ Donald L. McConell
	Name:	Donald L. McConell
	Title:	Asst. Secretary

EQUITY INVESTMENT IV, LLC as Grantor
By:	/s/ Donald L. McConell
	Name:	Donald L. McConell
	Title:	Asst. Secretary

GMAC HOME SERVICES, LLC as Grantor
By:	/s/ James N. Young
Name: James N. Young
Title: Chief Financial Officer

First Amendment

Exhibit A
Revised Schedules and Attachments
First Amendment

SCHEDULE I
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
GRANTOR INFORMATION
RESIDENTIAL FUNDING COMPANY, LLC
Jurisdiction of Formation: Delaware
FEIN: 93-0891336
State organization ID number: 2059477
Chief Executive Office/Principal place of business:
One Meridian Crossings
Suite 100
Minneapolis, MN 55423-3940
GMAC MORTGAGE, LLC
Jurisdiction of Formation: Delaware
FEIN: 23-1694840
State organization ID number: 4143873
Chief Executive Office/Principal place of business:
1100 Virginia Drive
Fort Washington, PA 19034-3200
RESIDENTIAL CAPITAL, LLC
Jurisdiction of Formation: Delaware
FEIN: 20-1770738
State organization ID number: 3821622
Chief Executive Office/Principal place of business:
One Meridian Crossings
Suite 100
Minneapolis, MN 55423-3940
HOMECOMINGS FINANCIAL, LLC
Jurisdiction of Formation: Delaware
FEIN: 51-0369458
State organization ID number: 2550221
Chief Executive Office/Principal place of business:
One Meridian Crossings
Suite 100
Minneapolis, MN 55423

GMAC-RFC HOLDING COMPANY, LLC
Jurisdiction of Formation: Delaware
FEIN: 23-2593763
State organization ID number: 4168620
Chief Executive Office/Principal place of business:
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
GMAC RESIDENTIAL HOLDING COMPANY, LLC
Jurisdiction of Formation: Delaware
FEIN: 91-1902190
State organization ID number: 4176389
Chief Executive Office/Principal place of business:
3993 Howard Hughes Parkway
Suite 250
Las Vegas, NV 89169
RFC ASSET HOLDINGS II, LLC
Jurisdiction of Formation: Delaware
FEIN: 41-1984034
State organization ID number: 4189232
Chief Executive Office:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
Principal place of business:
3993 Howard Hughes Parkway
Suite 250
Las Vegas, NV 89169
PASSIVE ASSET TRANSACTIONS, LLC
Jurisdiction of Formation: Delaware
FEIN: 51-0404130
State organization ID number: 3306533
Chief Executive Office/Principal place of business:
1100 Virginia Drive
Fort Washington, PA 19034

DEVELOPERS OF HIDDEN SPRINGS, LLC
Jurisdiction of Formation: Delaware
FEIN: 80-0022985
State organization ID number: 4183059
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
DOA HOLDING PROPERTIES, LLC
Jurisdiction of Formation: Delaware
FEIN: 26-1424257
State organization ID number: 4454997
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
EQUITY INVESTMENT I, LLC
Jurisdiction of Formation: Delaware
FEIN: 02-0632797
State organization ID number: 3528939
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
EQUITY INVESTMENT IV, LLC
Jurisdiction of Formation: Delaware
FEIN: 93-0891336
State organization ID number: 4572829
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
RESIDENTIAL FUNDING REAL ESTATE HOLDINGS, LLC
Jurisdiction of Formation: Delaware
FEIN: 26-2736505
State organization ID number: 4551018
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423

RESIDENTIAL MORTGAGE REAL ESTATE HOLDINGS, LLC
Jurisdiction of Formation: Delaware
FEIN: 26-2737180
State organization ID number: 4551021
Chief Executive Office/Principal place of business:
1100 Virginia Drive
Fort Washington, PA 19034
HOMECOMINGS FINANCIAL REAL ESTATE HOLDINGS, LLC
Jurisdiction of Formation: Delaware
FEIN: 26-2736869
State organization ID number: 4551020
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
GMAC MODEL HOME FINANCE I, LLC
Jurisdiction of Formation: Delaware
FEIN: 26-2748469
State organization ID number: 4555820
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423

SCHEDULE II
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
ADDITIONAL PLACES OF BUSINESS
None.

SCHEDULE III
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
TRADE NAMES; PRIOR LEGAL NAMES; MERGERS
•	Trade Names; Prior Legal Names

RESIDENTIAL FUNDING COMPANY, LLC

Prior Names: Residential Funding Corporation RFC Acquisition Corporation

GMAC MORTGAGE, LLC

Prior Names: GMAC Mortgage Corporation

RESIDENTIAL CAPITAL, LLC

Prior Names: Residential Capital Corporation

HOMECOMINGS FINANCIAL, LLC

Prior Names: Homecomings Financial Network, Inc. Residential Money Centers, Inc.

GMAC-RFC HOLDING COMPANY, LLC

Prior Names: GMAC-RFC Holding Corp. GMAC RF, Inc.

GMAC RESIDENTIAL HOLDING COMPANY, LLC

Prior Names: GMAC Residential Holding Corp.

RFC ASSET HOLDINGS II, LLC

Prior Names: RFC Asset Holdings II, Inc.

PASSIVE ASSET TRANSACTIONS, LLC

Prior Names: Passive Asset Transactions, Inc.

DEVELOPERS OF HIDDEN SPRINGS, LLC

Prior Names: Developers of Hidden Springs, Inc.

DOA HOLDING PROPERTIES, LLC

Prior Names: None

EQUITY INVESTMENT I, LLC

Prior Names: Core Equity I, LLC

EQUITY INVESTMENT IV, LLC

Prior Names: None

RESIDENTIAL FUNDING REAL ESTATE HOLDINGS, LLC

Prior Names: None

RESIDENTIAL MORTGAGE REAL ESTATE HOLDINGS, LLC

Prior Names: None

HOMECOMINGS FINANCIAL REAL ESTATE HOLDINGS, LLC

Prior Names: None

GMAC MODEL HOME FINANCE I, LLC

Prior Names: None

•	Mergers

GMAC MORTGAGE, LLC

On October 25, 2006, GMAC Mortgage, LLC merged with GMAC Mortgage Corporation.

GMAC-RFC HOLDING COMPANY, LLC

On July 11, 2006, GMAC-RFC Holding Company, LLC merged with GMAC-RFC Holding Corp.

DEVELOPERS OF HIDDEN SPRINGS, LLC

On August 10, 2006, Developers of Hidden Springs, LLC merged with Developers of Hidden Springs, Inc.

SCHEDULE IV
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
INTELLECTUAL PROPERTY
Trademarks

Serial No.	Mark	Owner	Filing Date	Status	Reg No.	Reg Date
78601736	EQUITYWISE	GMAC MORTGAGE LLC		Allowed
76546683	HOME COMMAND	GMAC MORTGAGE LLC	2003/09/24	Allowed
75278616	DITECH	GMAC MORTGAGE LLC	1997/04/21	Registered	2158800	1998/05/19
78559960	105 SELECT	GMAC MORTGAGE LLC	2005/02/03	Registered	3298930	2007/09/25
76434684	DITECH.COM — YOUR MORTGAGE SOLUTION DELIVERED	GMAC MORTGAGE LLC	2002/07/26	Registered	2721143	2003/06/03
76434953	I LOST ANOTHER LOAN TO DITECH	GMAC MORTGAGE LLC	2002/07/26	Registered	2721148	2003/06/03
75401660	GLORIA NILSON	GMAC MORTGAGE LLC	1997/12/08	Registered	2245688	1999/05/18
78106868	DITECH.COM — YOUR 24/7 MORTGAGE SOLUTION	GMAC MORTGAGE LLC	2002/02/05	Registered	2702661	2003/04/01
76494789	SERVICE YOU DESERVE. PEOPLE YOU TRUST.	GMAC MORTGAGE LLC	2003/03/06	Registered	2808259	2004/01/27
75604188	DITECH.COM	GMAC MORTGAGE LLC	1998/12/09	Registered	2696027	2003/03/11
76463368	CALDIRECT HOMES LOANS	GMAC MORTGAGE LLC	2002/10/31	Registered	2846071	2004/05/25
76492563	HOMESTRENGTH	GMAC MORTGAGE LLC	2003/02/26	Registered	2846225	2004/05/25
76515655	DITECH.COM — SPEED GUARANTEED	GMAC MORTGAGE LLC	2003/05/20	Registered	2861149	2004/07/06
76579265	BUILDER POWER (& DESIGN)	GMAC MORTGAGE LLC	2004/03/05	Registered	2927621	2005/02/22
76579614	CALDIRECT	GMAC MORTGAGE LLC	2004/03/08	Registered	2928628	2005/03/01
76580149	DITECH RACING	GMAC MORTGAGE LLC	2004/03/10	Registered	2928640	2005/03/01
76603778	DITECH.COM HOME LOANS	GMAC MORTGAGE LLC	2004/07/23	Registered	2928647	2005/03/01
76603959	DITECH.COM HOME LOANS (& DESIGN)	GMAC MORTGAGE LLC	2004/07/26	Registered	2928648	2005/03/01
76579639	MOVE IN AMERICA	GMAC MORTGAGE LLC	2004/03/08	Registered	2930402	2005/03/08
76579638	MOVE IN AMERICA (& DESIGN)	GMAC MORTGAGE LLC	2004/03/08	Registered	2941383	2005/04/19
76527153	TRUSTED ADVISOR, SKILLED NEGOTIATOR, AND EXPERT FACILITATOR	GMAC MORTGAGE LLC	2003/07/01	Registered	3002328	2005/09/27
76627771	P PREMIER SERVICE	GMAC MORTGAGE LLC	2005/01/13	Registered	3039786	2006/01/10
78566421	TRUSTED ADVISOR	GMAC MORTGAGE LLC	2005/02/14	Registered	3102238	2006/06/06
78646165	DITECH AT WORK	GMAC MORTGAGE LLC	2005/06/08	Registered	3122167	2006/07/25

Serial No.	Mark	Owner	Filing Date	Status	Reg No.	Reg Date
78855597	PACIFIC UNION	GMAC MORTGAGE LLC	2006/04/06	Registered	3206054	2007/02/06
78656722	BUYLINE	GMAC MORTGAGE LLC	2005/06/23	Registered	3234981	2007/04/24
78635792	ONESTOP HOMEOWNERSHIP SERVICES	GMAC MORTGAGE LLC	2005/05/24	Registered	3265985	2007/07/17
78542966	GHS MORTGAGE	GMAC MORTGAGE LLC	2005/01/06	Registered	3288664	2007/09/04
76593441	DITECH.COM FREEDOM LOAN	GMAC MORTGAGE LLC	2004/05/21	Registered	3291310	2007/09/11
76597261	GO FAST	GMAC MORTGAGE LLC	2004/06/14	Registered	3325181	2007/10/30
78566539	EXPERT FACILITATOR	GMAC MORTGAGE LLC	2005/02/14	Registered	3353357	2007/12/11
78917057	DITECH ESIGNATURE	GMAC MORTGAGE LLC	2006/06/26	Registered	3396372	2008/03/11
78883555	REAL LIFE. REAL SOLUTIONS.	GMAC MORTGAGE LLC	2006/05/15	Registered	3314584	2007/10/16
78887861	DITECH GUARANTEE	GMAC MORTGAGE, LLC	2006/05/19	Allowed
78679328	DITECH MORTGAGE SOLUTIONS	GMAC MORTGAGE, LLC	2005/07/27	Allowed
78742599	HOME REWARDS	GMAC MORTGAGE, LLC	2005/10/28	Published
78113601	HOME DREAMS ONLINE	GMAC MORTGAGE, LLC	2002/03/08	Registered	2880218	2004/08/31
78127454	BUILDER POWER	GMAC MORTGAGE, LLC	2002/05/09	Registered	2896306	2004/10/19
76495996	CAL DIRECT HOME LOANS (& DESIGN)	GMAC MORTGAGE, LLC	2003/03/10	Registered	2903746	2004/11/16
76560776	PATHWAYS	GMAC MORTGAGE, LLC	2003/11/20	Registered	2910065	2004/12/14
76561220	THE HOMESTRETCH PLAN	GMAC MORTGAGE, LLC	2003/11/21	Registered	2910069	2004/12/14
76586655	CUOTA UNICA DITECH	GMAC MORTGAGE, LLC	2004/04/14	Registered	2947511	2005/05/10
76586659	SMARTWATCH	GMAC MORTGAGE, LLC	2004/04/14	Registered	2982713	2005/08/09
76492773	HOMEFLEX	GMAC MORTGAGE, LLC	2003/02/26	Registered	2992858	2005/09/06
76576481	DITECH FLAT FEE	GMAC MORTGAGE, LLC	2004/02/20	Registered	3007701	2005/10/18
76598815	SETTLE AMERICA	GMAC MORTGAGE, LLC	2004/06/23	Registered	3025621	2005/12/13
76586657	BORRON Y CUENTA NUEVA	GMAC MORTGAGE, LLC	2004/04/14	Registered	3047591	2006/01/24
78113668	HELPING YOU MANAGE THE INVESTMENT IN YOUR HOME	GMAC MORTGAGE, LLC	2002/03/08	Registered	3068871	2006/03/14
76610623	FLEXSELECT	GMAC MORTGAGE, LLC	2004/09/09	Registered	3071594	2006/03/21
76560283	POWER PUNCH	GMAC MORTGAGE, LLC	2003/11/17	Registered	3077130	2006/04/04
76575312	DITECH-1	GMAC MORTGAGE, LLC	2004/02/12	Registered	3080195	2006/04/11
78622953	LA ULTIMA PALABRA EN PRESTAMOS	GMAC MORTGAGE, LLC	2005/05/04	Registered	3082700	2006/04/18
78623519	CLOSE FOR A CAUSE	GMAC MORTGAGE, LLC	2005/05/05	Registered	3085260	2006/04/25
76609555	Warehouse Express	GMAC MORTGAGE, LLC	2004/09/01	Registered	3325194	2007/10/30
74279689	HOMECOMINGS	GMAC MORTGAGE, LLC	1992/05/28	Registered	1792907	1993/09/14
76494788	PREMIER SERVICE	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2003/03/06	Registered	2914178	2004/12/28
78855608	PACIFIC UNION ADVANTAGE	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2006/04/06	Allowed

Serial No.	Mark	Owner	Filing Date	Status	Reg No.	Reg Date
78566532	SKILLED NEGOTIATOR	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2005/02/14	Pending
78797825	FLEXPAT	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2006/01/24	Allowed
78923245	SUPPLIER DIRECT (& DESIGN)	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2006/07/06	Registered	3237366	2007/05/01
78923210	SUPPLIER DIRECT	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2006/07/06	Registered	3237365	2007/05/01
76576712	P	GMAC RESIDENTIAL HOLDING COMPANY, LLC	2004/02/23	Registered	3361159	2008/01/01
77127127	KEYCHAIN ALLIANCE	RESIDENTIAL CAPITAL, LLC		Published
78139312	QUICKWISE	RESIDENTIAL FUNDING COMPANY, LLC	2002/06/27	Registered	2707254	2003/04/15
74348910	GOAL LINE	RESIDENTIAL FUNDING COMPANY, LLC	1993/01/15	Registered	1829015	1994/03/29
74713806	GOAL LOAN	RESIDENTIAL FUNDING COMPANY, LLC	1995/08/10	Registered	1995345	1996/08/20
78023446	LINE@PRIME	RESIDENTIAL FUNDING COMPANY, LLC	2000/08/29	Registered	2552727	2002/03/26
74275769	RFC	RESIDENTIAL FUNDING COMPANY, LLC	1992/05/15	Registered	1840863	1994/06/21
78096942	ALTERNET	RESIDENTIAL FUNDING COMPANY, LLC	2001/12/06	Pending

Patents

					PATENT
COUNTRY/TYPE	TITLE	SERIAL NO.	FILED	STATUS	NO.	ISSUED	Assignment Status
US — UTILITY	SIMULATION TECHNIQUE FOR GENERATION OF AVM AND COLLATERAL RISK INDICATOR RULE SET	11484262	2006/07/11	PUBLISHED			Assignment to Residential Funding Corporation by Susan Allen and Beth Harasimowicz
PCT	GENERATION OF AVM AND COLLATERAL RISK INDICATOR RULE SET	PCTUS0715793	2007/07/11	PUBLISHED			Covered by the assignment in Serial Number 11484262
US — UTILITY	SYSTEM AND METHOD FOR EVALUATING SECONDARY MARKET OPTIONS FOR LOANS	10688321	2003/10/17	OFFICE ACTION PENDING			Assignment to GMAC RFC by Dan Bettenburg and Frank Doherty. This will be fixed to show assignment to Residential Funding Company, LLC
US — UTILITY	STORED, TEMPORARY ALTERATION OF BUSINESS LOGIC	09952995	2001/09/14	APPEALED			Assignment to Residential Funding Corporation by Peter (Ken) Cychosz and Brian Gilkay

SCHEDULE V
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
COMMERCIAL TORT CLAIMS
None.

SCHEDULE VI
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
INITIAL COLLATERAL
1.	Mortgage Loans
(a)	All mortgage loans identified in the ATS (as hereinafter defined) under the column “ATS FF” by the Code T215. “ATS” means the internal database maintained by Residential Funding Company, LLC for the purposes of tracking the facility to which unsold mortgage loans are pledged.

(b)	Mortgage loans (i) secured by real estate located in Canada and for which the mortgage notes are in the possession of Computershare Trust Company of Canada and (ii) sold to Residential Funding Company, LLC on or prior to the Closing Date.

(c)	Mortgage loans insured by the Federal Housing Administration (“FHA”) or the U.S. Department of Veterans Affairs (“VA”) and as to which the applicable borrower has defaulted and a claim exists against either the VA or the FHA.
2.	Servicing Advances
(a)	All right, title and interest of either Residential Funding Company, LLC or GMAC Mortgage, LLC in and to Servicing P&I Advances and Servicing T&I Advances or Servicing Corporate Advances other than (i) Servicing Contracts with FNMA, Freddie Mac or GNMA or (ii) in the case of GMAC Mortgage, LLC any rights in any Servicing Contract transferred to GMACR MORTGAGE PRODUCTS, LLC prior to the Closing Date, and (iii) in the case of Residential Funding Company, LLC, any interest in any Servicing Contract transferred to RFC-GSAP Servicer Advance, LLC prior to the Closing Date.
3.	Securities Accounts – see attached Exhibit A to this Schedule VI.

4.	Pledged Interests – see attached Exhibit B to this Schedule VI.

5.	Pledged Notes – see attached Exhibit C to this Schedule VI.

6.	Construction, Mezzanine and Working Capital Loans – (i) all first lien construction loans, including distressed construction loans, (ii) all mezzanine loans, including distressed loans, secured by equity interests in entities owning real estate and real estate-related assets, and (iii)all working capital loans which were unencumbered as of February 29, 2008.

EXHIBIT A TO SCHEDULE VI
SECURITIES ACCOUNTS

Financial
Account Owner	Institution	Account Number	Account Name
GMAC Mortgage, LLC	JP Morgan	G08567	GMAC Mortgage, LLC MSR Securities and HEQ Residual Account

GMAC Mortgage, LLC	JP Morgan	G54823	GMAC Mortgage, LLC Direct Pair Off Account

Passive Asset Transactions, LLC	JP Morgan	P66230	Passive Asset Transactions, LLC

Residential Funding Company, LLC	State Street	BGLS	Residential Funding Company, LLC Capital Markets Pledged RFC

Residential Funding Company, LLC	State Street	BGLX	Residential Funding Company, LLC PIA Pledged RFC

Residential Funding Company, LLC	State Street	BGLY	Residential Funding Company, LLC RIF Pledged RFC

Residential Funding Company, LLC	State Street	BGLU	Residential Funding Company, LLC Capital Markets Pledged RAHI II

Residential Funding Company, LLC	State Street	BGLV	Residential Funding Company, LLC RIF Pledged RAHI II

Residential Funding Company, LLC	State Street	BGLW	Residential Funding Company, LLC PIA Pledged RAHI II

EXHIBIT B TO SCHEDULE VI
PLEDGED INTERESTS

	Interest
	Type of	Interests Owned		% of Interests of
Pledged Interests Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged
Hidden Springs Sewer Company, LLC	Limited Liability Company	100%	Developers of Hidden Springs, LLC	100%
DOA Properties I, LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%
DOA Properties II, LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%
Residential Mortgage Real Estate Holdings, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
GMCMTH, LLC	Limited Liability Company	100%	GMAC Model Home Finance, LLC	100%
KBOne, LLC	Limited Liability Company	100%	GMAC Model Home Finance, LLC	100%
LENOne, LLC	Limited Liability Company	100%	GMAC Model Home Finance, LLC	100%
WPSHOne, LLC	Limited Liability Company	100%	GMAC Model Home Finance, LLC	100%
RFC MHF Funding, LLC	Limited Liability Company	100%	GMAC Model Home Finance, LLC	100%
Homecomings Financial Real Estate Holdings, LLC	Limited Liability Company	100%	Homecomings Financial, LLC	100%

		Interest
	Type of	Interests Owned		% of Interests of
Pledged Interests Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged
GMAC Residential Holding Company, LLC	Limited Liability Company	100%	Residential Capital, LLC	100%
Developers of Hidden Springs, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
DOA Holding Properties, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
GMAC Model Home Finance, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
RFC Construction Funding, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
Marbella Lakes Associates, LLC (f/k/a DOA Properties VIII (Marbella Lakes), LLC)	Limited Liability Company	66.67%	Equity Investment IV, LLC	100%

EXHIBIT C TO SCHEDULE VI
PLEDGED NOTES

Pledged Note Issuer	Pledged Note	Pledged Note Holder
GX CE Funding B.V.	Note (Note Certificate No. 1) dated 4 June 2008 in the principal amount of EUR 556,992,836.00 due 3 June 2009 issued under the Variable Funding Loan Note Agreement dated 4 June 2008	Residential Capital, LLC

Viaduct (No. 7) Limited	Note dated 4 June 2008 in the principal amount of £658,116,612.47 due 18 June 2008 issued under the Note Issuance Facility Deed dated on or about 2 June 2008	Residential Capital, LLC

SCHEDULE VI(a)
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
FINANCING STATEMENTS DISCLOSURE SCHEDULE
Filing #; Filing Date; Jurisdiction; Debtor; Secured Party
1. Initial Filing # 2007 4676119; filed on 12/11/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and JPMorgan Chase Bank, N.A. as Secured Party*;
2. Initial Filing # 6413972 1; filed on 11/28/2006; jurisdiction Delaware; Residential Funding Company, LLC as Debtor and Credit Suisse First Boston Mortgage Capital LLC as Secured Party*;
3. Initial Filing # 6413972 1 as amended by 2008 1486503; filed on 04/29/2008; jurisdiction Delaware; Residential Funding Company, LLC as Debtor and Credit Suisse First Boston Mortgage Capital LLC as Secured Party*;
4. Initial Filing # 6448982 9; filed on 12/21/2006 ; jurisdiction Delaware; GMCMTH, LLC as Debtor and GMAC Model Home Finance, LLC as Secured Party*;
5. Initial Filing # 4362538 3; filed on 12/22/2004 ; jurisdiction Delaware; Homecomings Financial, LLC as Debtor and Residential Funding Company, LLC as Additional Debtor and Credit Suisse First Boston Mortgage Capital LLC as Secured Party*;
6. Initial Filing # 4362538 3 as amended by 2008 1486461; filed on 04/29/2008; jurisdiction Delaware; Homecomings Financial, LLC as Debtor and Residential Funding Company, LLC as Additional Debtor and Credit Suisse First Boston Mortgage Capital LLC as Secured Party*;
7. Initial Filing # 2007 4328083; filed on 11/14/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;
8. Initial Filing # 2007 4692207; filed on 12/12/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;
9. Initial Filing # 5238450 2; filed on 07/28/2005; jurisdiction Delaware; Residential Funding Corporation as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;
10. Initial Filing # 5238450 2 as amended by 6187890 9; filed on 06/02/2006; jurisdiction Delaware; Residential Funding Corporation as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;
11. Initial Filing # 2007 4692215; filed on 12/12/2007; jurisdiction Delaware; Homecomings Financial, LLC as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;

12. Initial Filing # 2008 0785533; filed on 03/04/2008; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Credit Suisse First Boston, New York Branch as Secured Party*1;
13. Initial Filing # 2008 1437654; filed on 04/24/2008; jurisdiction Delaware; Residential Funding Company, LLC as Debtor and Residential Funding Mortgage Securities II, Inc. as Secured Party;
14. Initial Filing # 2007 3119855; filed on 07/30/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Comerica Bank as Secured Party*2;
15. Initial Filing # 2007 0405653; filed on 01/31/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Bank of America, N.A. as Secured Party*3; and
16. Initial Filing # 2007 2212677; filed on 06/12/2007; jurisdiction Delaware; Homecomings Financial, LLC as Debtor and Sherman Originator LLC as Secured Party.

[1]	[The (*) can remain if not Primary Collateral (i.e. can remain if similar to #6 above on this Schedule)]

[2]	[The (*) can remain if it is confirmed that cash flows on Collateral do not flow through these accounts]

[3]	[The (*) can remain if it is confirmed that accounts are not main investment account or accounts related to that account]

EXHIBIT C TO SCHEDULE VI
PLEDGED NOTES

Pledged Note Issuer	Pledged Note	Pledged Note Holder
GX CE Funding B.V.	Note (Note Certificate No. 1) dated 4 June 2008 in the principal amount of EUR 556,992,836.00 due 3 June 2009 issued under the Variable Funding Loan Note Agreement dated 4 June 2008	Residential Capital, LLC

Viaduct (No. 7) Limited	Note dated 4 June 2008 in the principal amount of £658,116,612.47 due 18 June 2008 issued under the Note Issuance Facility Deed dated on or about 2 June 2008	Residential Capital, LLC

SCHEDULE VI(a)
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
FINANCING STATEMENTS DISCLOSURE SCHEDULE
Filing #; Filing Date; Jurisdiction; Debtor; Secured Party
1. Initial Filing # 2007 4676119; filed on 12/11/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and JPMorgan Chase Bank, N.A. as Secured Party*;
2. Initial Filing # 6413972 1; filed on 11/28/2006; jurisdiction Delaware; Residential Funding Company, LLC as Debtor and Credit Suisse First Boston Mortgage Capital LLC as Secured Party*;
3. Initial Filing # 6413972 1 as amended by 2008 1486503; filed on 04/29/2008; jurisdiction Delaware; Residential Funding Company, LLC as Debtor and Credit Suisse First Boston Mortgage Capital LLC as Secured Party*;
4. Initial Filing # 6448982 9; filed on 12/21/2006 ; jurisdiction Delaware; GMCMTH, LLC as Debtor and GMAC Model Home Finance, LLC as Secured Party*;
5. Initial Filing # 4362538 3; filed on 12/22/2004 ; jurisdiction Delaware; Homecomings Financial, LLC as Debtor and Residential Funding Company, LLC as Additional Debtor and Credit Suisse First Boston Mortgage Capital LLC as Secured Party*;
6. Initial Filing # 4362538 3 as amended by 2008 1486461; filed on 04/29/2008; jurisdiction Delaware; Homecomings Financial, LLC as Debtor and Residential Funding Company, LLC as Additional Debtor and Credit Suisse First Boston Mortgage Capital LLC as Secured Party*;
7. Initial Filing # 2007 4328083; filed on 11/14/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;
8. Initial Filing # 2007 4692207; filed on 12/12/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;
9. Initial Filing # 5238450 2; filed on 07/28/2005; jurisdiction Delaware; Residential Funding Corporation as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;
10. Initial Filing # 5238450 2 as amended by 6187890 9; filed on 06/02/2006; jurisdiction Delaware; Residential Funding Corporation as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;
11. Initial Filing # 2007 4692215; filed on 12/12/2007; jurisdiction Delaware; Homecomings Financial, LLC as Debtor and Federal National Mortgage Association (a/k/a Fannie Mae) as Secured Party*;

12. Initial Filing # 2008 0785533; filed on 03/04/2008; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Credit Suisse First Boston, New York Branch as Secured Party*4;
13. Initial Filing # 2008 1437654; filed on 04/24/2008; jurisdiction Delaware; Residential Funding Company, LLC as Debtor and Residential Funding Mortgage Securities II, Inc. as Secured Party;
14. Initial Filing # 2007 3119855; filed on 07/30/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Comerica Bank as Secured Party*5;
15. Initial Filing # 2007 0405653; filed on 01/31/2007; jurisdiction Delaware; GMAC Mortgage, LLC as Debtor and Bank of America, N.A. as Secured Party*6; and
16. Initial Filing # 2007 2212677; filed on 06/12/2007; jurisdiction Delaware; Homecomings Financial, LLC as Debtor and Sherman Originator LLC as Secured Party.

[4]	[The (*) can remain if not Primary Collateral (i.e. can remain if similar to #6 above on this Schedule)]

[5]	[The (*) can remain if it is confirmed that cash flows on Collateral do not flow through these accounts]

[6]	[The (*) can remain if it is confirmed that accounts are not main investment account or accounts related to that account]

SCHEDULE VII
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
DIRECT SUBSIDIARIES

Jurisdiction of
Incorporation
Parent	Subsidiary	(Subsidiary)
GMAC Mortgage, LLC	CAP RE of Vermont, LLC	Vermont
	Ditech, LLC	Delaware
	Executive Closing Services, LLC	Delaware
	Executive Trustee Services, LLC	Delaware
	GMAC Mortgage USA Corporation	Delaware
	GMAC Mortgage, LLC of TN	Delaware
	GMACR Mortgage Products, LLC	Delaware
	GMV Management Services, LLC	Delaware
	Horsham Funding, LLC	Delaware
	Ladue Associates, Inc.	Pennsylvania
	MINT I VFN Holdings, LLC	Delaware
	MINT I, LLC	Delaware
	Passive Asset Transactions, LLC	Delaware
	Residential Consumer Services, LLC	Delaware
	Residential Mortgage Real Estate Holdings, LLC	Delaware
	Walnut Grove Funding, LLC	Delaware

Residential Funding Company, LLC	Asset Lending Company II, LLC	Delaware
	Asset Management Performance Services, LLC	Delaware
	Developers of Hidden Springs, LLC	Delaware
	DOA Holding Properties, LLC	Delaware
	EPRE LLC	Delaware
	Equity Investment I, LLC	Delaware
	Equity Investments II, LLC	Delaware
	Equity Investment III, LLC	Delaware
	Equity Investment IV, LLC	Delaware
	GMAC Model Home Finance, LLC	Delaware
	GMAC Model Home Finance I, LLC	Delaware
	GMAC-RFC Australia Pty Limited	Australia
	GMAC-RFC Europe Limited	U.K.
	GMAC-RFC Holdings Limited	U.K.
	GMAC-RFC Ireland Limited	U.K.
	Homecomings Financial, LLC	Delaware
	MFC Asset, LLC	Delaware
	MINT II Holdings LLC	Delaware
	MINT II, LLC	Delaware

Jurisdiction of
Incorporation
Parent	Subsidiary	(Subsidiary)
	REG-PFH, LLC	Delaware
	Residential Asset Management Company LLC	Delaware
	Residential Funding Mortgage Exchange, LLC	Delaware
	Residential Funding of Canada Finance ULC	Canada
	Residential Funding Real Estate Holdings, LLC	Delaware
	Residential Funding Securities, LLC	Delaware
	RFC — GSAP Servicer Advance, LLC	Delaware
	RFC ABS CDO WHSub I Ltd	Cayman Islands
	RFC Advance Depositor, LLC	Delaware
	RFC Asset Holdings II, LLC	Delaware
	RFC Asset Management, LLC	Delaware
	RFC Construction Funding, LLC	Delaware
	RFC Investments Limited	U.K.
	RFC Resort Funding, LLC	Delaware

GMAC-RFC Holding Company, LLC	Residential Accredit Loans, Inc.	Delaware
	Residential Asset Mortgage Products, Inc.	Delaware
	Residential Asset Securities Corporation	Delaware
	Residential Funding Company, LLC	Delaware
	Residential Funding Mortgage Securities I, Inc.	Delaware
	Residential Funding Mortgage Securities II, Inc.	Delaware

Residential Capital, LLC	GMAC Residential Holding Company, LLC	Delaware
	GMAC-RFC Holding Company, LLC	Delaware
	IB Finance Holding Company, LLC	Delaware

Homecomings Financial, LLC	HFN REO Sub II, LLC	Delaware
	Homecomings Financial Real Estate Holdings, LLC	Delaware

GMAC Residential Holding Company, LLC	GMAC Home Services, LLC	Delaware
	GMAC Mortgage, LLC	Delaware
	GHS Global Relocation UK Limited	U.K.
	GMACB Service Company, LLC	Delaware
	GMACRH Settlement Services, LLC	Delaware

Developers of Hidden Springs, LLC	Hidden Springs Sewer Company, LLC	Delaware

DOA Holding Properties, LLC	DOA Properties I, LLC	Delaware
	DOA Properties II, LLC	Delaware

Jurisdiction of
Incorporation
Parent	Subsidiary	(Subsidiary)
	DOA Properties III (Models), LLC	Delaware
	DOA Properties IIIB (KB Models), LLC	Delaware
	DOA Properties IV, LLC	Delaware
	DOA Properties V (Lots-CA), LLC	Delaware
	DOA Properties VII (Lots-NV), LLC	Delaware
	DOA Properties IX (Lots-Other), LLC	Delaware

Equity Investment IV, LLC	Marbella Lakes Associates, LLC (f/k/a DOA Properties VIII (Marbella Lakes), LLC)	Delaware

GMAC Model Home Finance I, LLC	CHM Holdings, LLC	Delaware

Residential Funding Company, LLC (99.99%)	GMAC Financiera, S.A. de C.V.	Mexico
	GMAC Hipotecaria, S.A. de C.V.	Mexico
	GMAC-RFC Brasil Ltda	Brazil
	GMAC-RFC Chile Inversiones Ltda	Chile

Residential Funding Company, LLC (99.99999968%)	GMAC-RFC Auritec, S.A.	Mexico

Residential Funding Company, LLC (99%)	GMAC RFC International Holdings Cooperatief U.A.	Netherlands

GMAC-RFC Holding Company, LLC (0.01%)	GMAC RFC International Holdings Cooperatief U.A.	Netherlands

Homecomings Financial, LLC (0.01%)	GMAC-RFC Brasil Ltda	Brazil
	GMAC-RFC Chile Inversiones Ltda	Chile

Homecomings Financial, LLC (0.00000032%)	GMAC-RFC Auritec, S.A.	Mexico

SCHEDULE VIII
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
EXCLUDED SIGNIFICANT SUBSIDIARIES
None.

SCHEDULE IX
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
BAILMENT COLLATERAL
1.	Stock Certificate dated June 2, 2008, certifying that Residential Funding Company, LLC owns twenty-four million two hundred seventy seven thousand five hundred (24,277,500) ordinary shares of GMAC-RFC Australia Pty Limited, a corporation formed under the laws of Australia (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 6, along with an undated Irrevocable Stock Power executed by Residential Funding Company, LLC authorizing transfer to Wells Fargo Bank, N.A.
2.	Stock Certificate dated May 8, 1995, certifying that GMAC-RFC Holding Company, LLC (formerly known as GMAC RF, Inc.) owns one thousand (1,000) shares of common stock, par value $0.01 per share, of Residential Funding Mortgage Securities II, Inc., a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 1, along with an undated Irrevocable Stock Power executed by GMAC-RFC Holding Company, LLC authorizing transfer to Wells Fargo Bank, N.A.
3.	Stock Certificate dated December 7, 1994, certifying that GMAC-RFC Holding Company, LLC (formerly known as GMAC RF, Inc.) owns one thousand (1,000) shares of common stock, par value $0.01 per share, of Residential Asset Securities Corporation, a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 1, along with an undated Irrevocable Stock Power executed by GMAC-RFC Holding Company, LLC authorizing transfer to Wells Fargo Bank, N.A.
4.	Stock Certificate dated August 14, 1995, certifying that GMAC-RFC Holding Company, LLC (formerly known as GMAC RF, Inc.) owns one thousand (1,000) shares of common stock, par value $0.01 per share, of Residential Accredit Loans, Inc., a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 1, along with an undated Irrevocable Stock Power executed by GMAC-RFC Holding Company, LLC authorizing transfer to Wells Fargo Bank, N.A.
5.	Stock Certificate dated April 20, 2006, certifying that GMAC Mortgage, LLC (formerly known as GMAC Mortgage Corporation) owns three thousand (3,000) shares of common stock, par value $0.01 per share, of GMAC Mortgage USA Corporation, a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 1, along with an undated Irrevocable Stock Power executed by GMAC Mortgage, LLC authorizing transfer to Wells Fargo Bank, N.A.

6.	Dutch Note (Note Certificate No. 1) dated 4 June 2008 in the principal amount of EUR 556,992,836.00 due 3 June 2009 issued under the Variable Funding Loan Note Agreement dated 4 June 2008 between GX CE Funding B.V., as issuer, and Residential Capital, LLC, as subscriber.

7.	UK Note Certificate dated 4 June 2008 in the principal amount of £658,116,612.47 due 18 June 2008, issued under the Note Issuance Facility Deed dated on or about 2 June 2008 between Viaduct (No. 7) Limited, as issuer, and Residential Capital, LLC, as noteholder.

8.	Stock Certificate dated June 9, 2008, certifying that GMAC Mortgage, LLC (formerly known as GMAC Mortgage Corporation) owns one hundred (100) shares of common stock, without par value, of Ladue Associates, Inc., a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 1; along with an Irrevocable Stock Power executed by GMAC Mortgage, LLC authorizing transfer to Wells Fargo Bank, N.A dated June 9, 2008.

9.	Stock Certificate dated June 13, 2008, certifying that GMAC-RFC Holding Company, LLC (formerly known as GMAC RF, Inc.) owns one thousand (1,000) shares of common stock, par value $0.01 per share, of Residential Asset Mortgage Products, Inc., a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 2; along with an Irrevocable Stock Power executed by GMAC-RFC Holding Company, LLC authorizing transfer to Wells Fargo Bank, N.A dated June 13, 2008.

10.	Stock Certificate dated June 13, 2008, certifying that GMAC-RFC Holding Company, LLC (formerly known as GMAC RF, Inc.) owns one thousand (1,000) shares of common stock, par value $0.01 per share, of Residential Funding Mortgage Securities I, Inc., a corporation formed under the laws of the State of Delaware (the “Company”), standing in its name on the books of the Company, which is represented by Certificate No. 2; along with an Irrevocable Stock Power executed by GMAC-RFC Holding Company, LLC authorizing transfer to Wells Fargo Bank, N.A dated June 13, 2008.

11.	Stock Certificate[i], undated, certifying that RFC LLC is the Registered Proprietor of 122,276,661 ordinary shares, of £1 each, of GMAC-RFC Holdings Limited, a company incorporated in England and Wales (registered number 03471082) whose registered office is at Eastern Gate, Brants Bridge, Bracknell, Berkshire RG12 9BZ (“GMAC Holdings”), which is represented by Certificate No. 1; along with an undated Stock Transfer Form executed by Residential Funding Company, LLC with transferee information blank.

12.	Stock Certificate†, undated, certifying that RFC LLC is the Registered Proprietor of 65 ordinary shares, of £1 each, of GMAC-RFC Europe Limited, a company incorporated in England and Wales (registered number 03987700) whose registered office is at Eastern Gate, Brants Bridge,

Bracknell, Berkshire RG12 9BZ (“GMAC Europe”), which is represented by Certificate No. 1; along with an undated Stock Transfer Form executed by Residential Funding Company, LLC with transferee information blank.

13.	Stock Certificate†, undated, certifying that RFC LLC is the Registered Proprietor of 3,250,000 ordinary shares, of £1 each, of RFC Investments Limited, a company incorporated in England and Wales (registered number 03488658) whose registered office is at Eastern Gate, Brants Bridge, Bracknell, Berkshire RG12 9BZ (“RFC Investments”), which is represented by Certificate No. 1; along with an undated Stock Transfer Form executed by Residential Funding Company, LLC with transferee information blank.

14.	Stock Certificate†, undated, certifying that Residential Funding Company LLC is the Registered Proprietor of 325 ordinary shares, of £1 each, of GMAC-RFC Ireland Limited, a company incorporated in England and Wales (registered number 03709797) whose registered office is at Eastern Gate, Brants Bridge, Bracknell, Berkshire RG12 9BZ (“GMAC Ireland”), which is represented by Certificate No. 1; along with an undated Stock Transfer Form executed by Residential Funding Company, LLC with transferee information blank.

15.	Stock Certificate†, undated, certifying that GMAC Residential Holding Company, LLC f/k/a GMAC Residential Holding Corporation is the Registered Proprietor of 540,221 ordinary shares, of £1 each, of GHS Global Relocation UK Limited, a company incorporated in England and Wales (registered number 03931283) whose registered office is at Fountain House, 4th Floor, 130 Fenchurch Street, London EC3M 5DJ (“GHS”), which is represented by Certificate No. 1; along with an undated Stock Transfer Form executed by GMAC Residential Holding Corporation, now known as GMAC Residential Holding Company, LLC, with transferee information blank.

SCHEDULE X
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
DEPOSIT ACCOUNTS OF ADDITIONAL ACCOUNT PARTIES; SECURITIES
ACCOUNTS OF FABS GRANTORS
(a)	Concentration Accounts

	Financial
Account Owner	Institution	Account Number	Account Name
Residential Capital, LLC	Bank of America	12354-69131	Residential Capital, LLC Concentration Account

GMAC Mortgage, LLC	Wachovia	2000042898689	GMAC Mortgage, LLC Concentration Account for the benefit of Wells Fargo, N.A. as Collateral Control Agent

Homecomings Financial, LLC	Wachovia	2000041713516	Homecomings Financial, LLC Concentration Account for the benefit of Wells Fargo, N.A. as Collateral Control Agent

Residential Capital, LLC	Wachovia	2000042898663	Residential Capital, LLC Concentration Account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent

Residential Capital, LLC	Wachovia	2000041713626	Residential Capital, LLC IBG Concentration Account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent

Residential Funding Company, LLC	Wachovia	2000042898676	Residential Funding Company, LLC Concentration Account for the benefit of Wells Fargo, N.A. as Collateral Control Agent

Residential Capital, LLC	Wachovia	2000042911388	Residential Capital, LLC Serv Advances Concentration Account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent

(b)	Sales Proceeds Accounts

	Financial
Account Owner	Institution	Account Number	Account Name
Residential Capital, LLC	Bank of America	12355-82255

GMAC Mortgage, LLC	JP Morgan	0728408567	GMACM MSR SECURITIES AND HEQ RESIDUAL ACCOUNT FOR THE BENEFIT OF WELLS FARGO BANK, N.A. AS COLLATERAL CONTROL AGENT

GMAC Mortgage, LLC	JP Morgan	0728454823	GMACM DIRECT PAIROFF ACCOUNT FOR THE BENEFIT OF WELLS FARGO BANK, N.A. AS COLLATERAL CONTROL AGENT

Passive Asset Transactions, LLC	JP Morgan	0777163338	PASSIVE ASSET TRANSACTIONS, LLC FOR THE BENEFIT OF WELLS FARGO BANK, N.A. AS COLLATERAL CONTROL AGENT

Residential Funding Company, LLC	State Street	004 35 131	Residential Funding Company, LLC Capital Markets Pledged RFC

Residential Funding Company, LLC	State Street	004 351 72	Residential Funding Company, LLC PIA Pledged RFC

	Financial
Account Owner	Institution	Account Number	Account Name
Residential Funding Company, LLC	State Street	004 351 80	Residential Funding Company, LLC RIF Pledged RFC

Residential Funding Company, LLC	State Street	004 351 49	RFC Assets Holdings II, LLC Capital Markets Pledged RAHI II

Residential Funding Company, LLC	State Street	004 351 56	RFC Assets Holdings II, LLC-RIF Pledged RAHI II

Residential Funding Company, LLC	State Street	004 351 64	RFAH-PIA Pledged RAHI II

Residential Funding Company, LLC	Wachovia	2000041713451	Residential Funding Company, LLC Sales Proceeds Account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent

Residential Mortgage Real Estate Holdings, LLC	Wachovia	2000041713969	Residential Mortgage Real Estate Holdings, LLC Sales Proceeds Account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent

Residential Funding Real Estate Holdings, LLC	Wachovia	2000041713972	Residential Funding Real Estate Holdings, LLC Sales Proceeds Account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent

Homecomings Financial Real Estate Holdings, LLC	Wachovia	2000041713985	Homecomings Financial Real Estate Holdings, LLC Sales Proceeds Account for the benefit of Wells Fargo Bank, N.A. as Collateral Control Agent

	Financial
Account Owner	Institution	Account Number	Account Name
Passive Asset Transactions, LLC	Wachovia	2000041713781	Passive Asset Transactions, LLC

GMAC Mortgage, LLC	Wachovia	2000042911867	GMAC Mortgage, LLC

RFC Asset Holdings II, LLC	Wachovia	2000041713956	RFC Asset Holdings II, LLC

Developers of Hidden Springs, LLC	Wachovia	2000041713477	Developers of Hidden Springs, LLC Sales Proceeds Account for the benefit of Wells Fargo, N.A. as Collateral Control Agent

Equity Investment I, LLC	Wachovia	2000041713493	Equity Investments I, LLC Sales Proceeds Account for the benefit of Wells Fargo, N.A. as Collateral Control Agent

DOA Holding Properties, LLC	Wachovia	2000041713503	DOA Holding Properties, LLC Sales Proceeds Account for the benefit of Wells Fargo, N.A. as Collateral Control Agent

Residential Funding Company, LLC	Wachovia	2000042911870	Residential Funding Company, LLC

Residential Funding Company, LLC[7]	Wachovia	2000041713671	Residential Funding Company, LLC

[7]	This is a Servicing Advances Account

	Financial
Account Owner	Institution	Account Number	Account Name
GMAC Mortgage, LLC[1]	Wachovia	2000041714353	GMAC Mortgage, LLC

GMAC Mortgage, LLC[1]	Wachovia	2000041713668	GMAC Mortgage, LLC

GMAC Model Home Finance, LLC	Wachovia	2000041713464	GMAC Model Home Finance, LLC

Residential Funding Company, LLC	Wachovia	2000041714706	Residential Funding Company, LLC

GMAC Mortgage, LLC	Wachovia	2000042900616	GMAC Mortgage, LLC
(c)	Securities Accounts of FABS Grantors

Financial
Account Owner	Institution	Account Number	Account Name
Passive Asset Transactions, LLC	JP Morgan	P66230	Passive Asset Transactions, LLC

SCHEDULE XI
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
NOTICE INFORMATION
The Grantors:
Residential Funding Company, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7359
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
GMAC Mortgage, LLC
c/o Residential Funding Company, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7359
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320

Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Homecomings Financial, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7359
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
GMAC-RFC Holding Company, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7359
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
GMAC Residential Holding Company, LLC
3993 Howard Hughes Parkway
Suite 250
Las Vegas, NV 89169
Attn: William Casey
Phone: (215) 682-6301
Fax: (215) 682-1249
Email: william.casey@gmacrescap.com
GMAC Model Home Finance I, LLC
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com

With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
RFC Asset Holdings II, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Passive Asset Transactions, LLC
1100 Virginia Drive
Fort Washington, PA 19034
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
DOA Holding Properties, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423

With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Equity Investment I, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Equity Investment IV, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com

Residential Funding Real Estate Holdings, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Residential Mortgage Real Estate Holdings, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com
Homecomings Financial Real Estate Holdings, LLC
One Meridian Crossings
Suite 100
Minneapolis, MN 55423
With copy to:
Residential Capital, LLC
7501 Wisconsin Avenue
Suite 900
Bethesda, MD 20814
Attn: Hu Benton, Managing Director, VP and Associate Counsel
Phone: (301) 215-6320
Fax: (301) 664-6999
Email: Hu.Benton@gmacrescap.com

The Lender Agent:
GMAC LLC
200 Renaissance Center
Detroit, MI 48265
Attn: David Walker, Group VP and Treasurer
Phone: (313) 656-5400
Fax: (313) 656-5401
Email: david.walker@gmacfs.com
With copy to:
William B. Solomon, VP and General Counsel
Phone: (313) 656-6128
Fax: (313) 656-6124
Email: William.b.solomon@gm.com
The Hedge Counterparty:
GMAC LLC
200 Renaissance Center
Detroit, MI 48265
Attn: David Walker, Group VP and Treasurer
Phone: (313) 656-5400
Fax: (313) 656-5401
Email: david.walker@gmacfs.com
With copy to:
William B. Solomon, VP and General Counsel
Phone: (313) 656-6128
Fax: (313) 656-6124
Email: William.b.solomon@gm.com
The First Priority Collateral Agent:
Wells Fargo Bank, N.A.
625 Marquette Avenue
N9311-110
Minneapolis, Minnesota 55479
Nicholas D. Tally – Specialized Products Group
Phone: (612) 667-3961
Fax: (612) 667-9825

ATTACHMENT I
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
PLEDGED EQUITY AND PLEDGED NOTES
Item A. Pledged Shares

	Common Stock
	Authorized	Outstanding		% of Shares
Pledged Share Issuer	Shares	Shares	Beneficial Owner	Pledged
GMAC Mortgage USA Corporation	3,000	3,000	GMAC Mortgage, LLC	100%
Ladue Associates, Inc.	100	100	GMAC Mortgage, LLC	100%
Residential Accredit Loans, Inc.	1,000	1,000	GMAC-RFC Holding Company, LLC	100%
Residential Asset Mortgage Products, Inc.	1,000		GMAC-RFC Holding Company, LLC	100%
Residential Asset Securities Corporation	1,000	1,000	GMAC-RFC Holding Company, LLC	100%
Residential Funding Mortgage Securities I, Inc.	1,000		GMAC-RFC Holding Company, LLC	100%
Residential Funding Mortgage Securities II, Inc.	1,000	1,000	GMAC-RFC Holding Company, LLC	100%
GMAC-RFC Australia Pty Limited[8]	37,350,001 [9]	37,350,001 [5]	Residential Funding Company, LLC	65%

[8]	This is a cooperative with excluded liability.

[9]	These are ordinary shares.

Item B. Pledged Interests

	Interest
Pledged Interests	Type of	Interests Owned		% of Interests of
Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged
Hidden Springs Sewer Company, LLC	Limited Liability Company	100%	Developers of Hidden Springs, LLC	100%
DOA Properties I, LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%
DOA Properties II, LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%
DOA Properties III (Models), LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%
DOA Properties IIIB (KB Models), LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%
DOA Properties IV, LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%
DOA Properties V (Lots-CA), LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%
DOA Properties VII (Lots-NV), LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%
DOA Properties IX (Lots-Other), LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%
CAP RE of Vermont, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
Ditech, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
Executive Closing Services, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%

	Interest
Pledged Interests	Type of	Interests Owned		% of Interests of
Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged
Executive Trustee Services, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
GMAC Mortgage, LLC of TN	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
GMACR Mortgage Products, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
GMV Management Services, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
Horsham Funding, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
MINT I VFN Holdings, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
MINT I, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
Passive Asset Transactions, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
Residential Consumer Services, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
Residential Mortgage Real Estate Holdings, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%
Walnut Grove Funding, LLC	Limited Liability Company	100%	GMAC Mortgage, LLC	100%

	Interest
Pledged Interests	Type of	Interests Owned		% of Interests of
Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged
CHM Holdings, LLC	Class B Junior Preferred Units	100%	GMAC Model Home Finance I, LLC	100%
GMAC Home Services, LLC	Limited Liability Company	100%	GMAC Residential Holding Company, LLC	100%
GMAC Mortgage, LLC	Limited Liability Company	100%	GMAC Residential Holding Company, LLC	100%
GMACB Service Company, LLC	Limited Liability Company	100%	GMAC Residential Holding Company, LLC	100%
GMACRH Settlement Services, LLC	Limited Liability Company	100%	GMAC Residential Holding Company, LLC	100%
Residential Funding Company, LLC	Limited Liability Company	100%	GMAC-RFC Holding Company, LLC	100%
HFN REO Sub II, LLC	Limited Liability Company	100%	Homecomings Financial, LLC	100%
Homecomings Financial Real Estate Holdings, LLC	Limited Liability Company	100%	Homecomings Financial, LLC	100%
GMAC Residential Holding Company, LLC	Limited Liability Company	100%	Residential Capital, LLC	100%
GMAC-RFC Holding Company, LLC	Limited Liability Company	100%	Residential Capital, LLC	100%

		Interest
Pledged Interests	Type of	Interests Owned		% of Interests of
Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged
IB Finance Holding Company, LLC	Limited Liability Company	49%	Residential Capital, LLC	100%
Asset Lending Company II, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
Asset Management Performance Services, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
Developers of Hidden Springs, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
DOA Holding Properties, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
EPRE LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
Equity Investment I, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
Equity Investment III, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
GMAC Model Home Finance, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
GMAC Model Home Finance I, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
Homecomings Financial, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
MFC Asset, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

		Interest
Pledged Interests	Type of	Interests Owned		% of Interests of
Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged
MINT II Holdings LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
MINT II, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
REG-PFH, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
Residential Asset Management Company LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
Residential Funding Mortgage Exchange, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
Residential Funding Real Estate Holdings, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
Residential Funding Securities, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
RFC Advance Depositor, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
RFC Asset Holdings II, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
RFC Asset Management, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
RFC Construction Funding, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%
RFC — GSAP Servicer Advance, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100%

	Interest
	Type of	Interests Owned		% of Interests of
Pledged Interests Issuer	Interest	by Pledgor	Pledgor	Pledgor Pledged
GMAC RFC International Holdings Cooperatief U.A.	Membership Interests	100%	Residential Funding Company, LLC (99%); GMAC- RFC Holding Company, LLC (0.01%)	65%
Marbella Lakes Associates, LLC (f/k/a DOA Properties VIII (Marbella Lakes), LLC)	Limited Liability Company	66.67%	Equity Investment IV, LLC	100%
GMAC RFC Brasil Ltda.	Limited Liability Partnership	99.99%	Residential Funding Company, LLC	65%
GMAC-RFC Chile Inversiones Limitada	Limited Liability Partnership	99.99%	Residential Funding Company, LLC	65%
Item C. UK Pledged Shares

	Total Number of	Shares Certificate		% of Shares
Pledged Share Issuer	Shares Issued	Number	Beneficial Owner	Pledged
GMAC-RFC	188,117,940	1	Residential Funding	65%
Holdings Limited			Company, LLC
GMAC-RFC	100	1	Residential Funding	65%
Europe Limited			Company, LLC
RFC Investments	5,000,000	1	Residential Funding	65%
Limited			Company, LLC
Item D. Pledged Notes

Pledged Note Issuer	Pledged Note	Pledged Note Holder
GX CE Funding B.V.	Note (Note Certificate No. 1) dated 4 June 2008 and due 3 June 2009 issued under the Variable Funding Loan Note Agreement dated 4 June 2008	Residential Capital, LLC
Viaduct (No. 7) Limited	Note dated 4 June 2008 and due 18 June 2008 issued under the Note Issuance Facility Deed dated on or about 2 June 2008	Residential Capital, LLC

ATTACHMENT II
TO FIRST PRIORITY PLEDGE AND SECURITY AGREEMENT
AND IRREVOCABLE PROXY
Form of Joinder Agreement
This JOINDER AGREEMENT, dated as of                      ___, 20___, is delivered pursuant to Section 15 of the First Priority Pledge and Security Agreement and Irrevocable Proxy, dated as of                      ___, 2008, among Residential Funding Company, LLC, GMAC Mortgage, LLC, certain of their Affiliates from time to time parties thereto as Grantors, GMAC, LLC, as Lender and Lender Agent, and Wells Fargo Bank, N.A., as First Priority Collateral Agent (as amended, supplemented, restated or otherwise modified from time to time, the “Pledge and Security Agreement”). Capitalized terms used herein without definition are used as defined in the Pledge and Security Agreement.
By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 15 of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as [a/an [Additional Account Party] [Equity Pledgor] [FABS Grantor] [a Grantor that is a Guarantor] thereunder with the same force and effect as if originally named as [a/an [Additional Account Party] [Equity Pledgor] [FABS Grantor]] [a Grantor that is a Guarantor] therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, hereby mortgages, pledges, assigns, transfers and hypothecates to the Senior Secured Collateral Agent for the benefit of the Lender Parties, and grants to the Senior Secured Collateral Agent for the benefit of the Lender Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned described in Annex A and expressly assumes all obligations and liabilities of [a/an [Additional Account Party] [Equity Pledgor] [FABS Grantor]] [a Grantor that is a Guarantor] thereunder. The undersigned hereby agrees to be bound as [a/an [Additional Account Party] [Equity Pledgor] [FABS Grantor] [a Grantor that is a Guarantor]for the purposes of the Pledge and Security Agreement.
The information set forth in Annex B is hereby added to the information set forth in Schedules I through XI and Attachment I to the Pledge and Security Agreement. By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agrees that this Joinder Agreement may be attached to the Pledge and Security Agreement and that the Collateral listed on Annex A to this Joinder Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Obligations.
The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 6 of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:

Name:
Title:

ACKNOWLEDGED AND AGREED
as of the date first above written:

GMAC, LLC
as Lender Agent

By:
Name:
Title:

WELLS FARGO BANK, N.A.,
as First Priority Collateral Agent

By:
Name:
Title:

WELLS FARGO BANK, N.A.,
as Collateral Control Agent

By:
Name:
Title:

ANNEX A
TO JOINDER AGREEMENT
Description of Collateral
As used in the Joinder Agreement to which this Annex A is attached, the “Collateral” of the Grantor(s) executing this Joinder Agreement shall mean with respect to each such Grantor:
All of such Grantor’s right, title and interest, in, to, and under, whether now or hereafter existing, owned or acquired and wherever located and howsoever created, arising or evidenced, all of the following:
The Grantors shall, from time to time, execute and deliver to the Lender Agent, as the Lender Agent may reasonably request, all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as the Lender Agent reasonably deems necessary or advisable to ensure a first priority, perfected security interest in all or any portion of the Collateral.
[Describe pledged collateral, which should be consistent with the collateral descriptions in Sections 2, 3, 4 or 5 as appropriate]

ANNEX B
TO JOINDER AGREEMENT
Updated Information to Schedules I-XI and Attachment I
to Pledge and Security Agreement and Irrevocable Proxy

[i]	Notes printed in black and white with original signature.